                     AIM REAL ESTATE FUND

                     July 21, 2003




                     Prospectus

                     AIM Real Estate Fund seeks to achieve high total return.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B and C shares of the funds. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisors                                         5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................    36.44%
1997...................................................................    18.88%
1998...................................................................   -23.16%
1999...................................................................    -3.54%
2000...................................................................    28.25%
2001...................................................................     9.49%
2002...................................................................     8.06%


    The Class C shares' year-to-date total return as of June 30, 2003 was 13.94%.

    During the period shown in the bar chart, the highest quarterly return was 19.39% (quarter ended December 31, 1996) and the lowest quarterly return was -15.54% (quarter ended September 30, 1998).

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                  SINCE      INCEPTION
December 31, 2002)                1 YEAR     5 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
Class A                                                              12/31/96
  Return Before Taxes                3.58%     2.11%      4.86%
  Return After Taxes on
    Distributions                    2.37      0.43       2.97
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                      2.20      0.77       2.94
Class B
  Return Before Taxes                3.13       N/A       2.69       03/03/98
Class C
  Return Before Taxes                7.06      2.38       9.39       05/01/95
--------------------------------------------------------------------------------
S&P 500(1)                         (22.09)%   (0.58)%     9.02%      04/30/95(4)
Morgan Stanley Real Estate
  Index(2)                           3.65      3.30      10.79       04/30/95
Lipper Real Estate Fund Index(3)     3.63      2.75        N/A       04/30/95
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Investor Class will vary.

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has also included the Morgan Stanley Real Estate Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(2) The Morgan Stanley Real Estate Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
(3) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate category.
(4) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                CLASS A      CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                  4.75%         None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                                None(1,2)   5.00%      1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                 CLASS A      CLASS B   CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.90%        0.90%     0.90%

Distribution and/or
Service (12b-1) Fees                                0.35         1.00      1.00

Other Expenses(4)                                   0.51         0.51      0.51

Total Annual Fund
Operating Expenses                                  1.76         2.41      2.41
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Other Expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------
Class A                                         $645    $1,003    $1,384     $2,450
Class B                                          744     1,051     1,485      2,585
Class C                                          344       751     1,285      2,746
------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------
Class A                                         $645    $1,003    $1,384     $2,450
Class B                                          244       751     1,285      2,585
Class C                                          244       751     1,285      2,746
------------------------------------------------------------------------------------

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (the subadvisor) is located at INVESCO Realty Advisors division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas, TX 75240. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2002, the advisor received compensation of 0.90% of average daily net assets.

PORTFOLIO MANAGERS

The sub-advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Joe V. Rodriguez, Jr., (lead manager), Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.

    They are assisted by the Real Estate Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Real Estate Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years ended 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years was audited by other public accountants.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS        YEAR ENDED        SEVEN MONTHS
                                                   ENDED           JULY 31,            ENDED          YEAR ENDED DECEMBER 31,
                                                JANUARY 31,   -------------------     JULY 31,     ------------------------------
                                                   2003        2002        2001         2000        1999      1998         1997
                                                -----------   -------     -------   ------------   -------   -------      -------
Net asset value, beginning of period             $  15.25     $ 13.56     $ 13.04     $ 10.61      $ 11.46   $ 15.74      $ 14.19(a)
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.24(b)     0.47(b)     0.50        0.30(b)      0.42      0.58(b)      0.34
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.82)       1.68        0.54        2.38        (0.75)    (4.11)        2.39
=================================================================================================================================
    Total from investment operations                (0.58)       2.15        1.04        2.68        (0.33)    (3.53)        2.73
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.23)      (0.46)      (0.52)      (0.25)       (0.52)    (0.50)       (0.44)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --          --          --          --           --     (0.25)       (0.74)
=================================================================================================================================
    Total distributions                             (0.23)      (0.46)      (0.52)      (0.25)       (0.52)    (0.75)       (1.18)
=================================================================================================================================
Net asset value, end of period                   $  14.44     $ 15.25     $ 13.56     $ 13.04      $ 10.61   $ 11.46      $ 15.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     (3.81)%     16.10%       8.23%      25.61%       (2.88)%  (22.54)%      19.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $113,723     $86,411     $28,400     $23,187      $16,279   $20,087      $16,507
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.67%(d)    1.77%       1.63%       1.62%(e)     1.61%     1.55%        1.60%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.67%(d)    1.77%       1.79%       2.05%(e)     1.73%     1.71%        1.70%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             3.20%(d)    3.25%       3.88%       4.49%(e)     3.70%     4.37%        3.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                             51%         77%         85%         39%          52%       69%          57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $100,492,776.
(e) Annualized.
(f) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS B
                                                ---------------------------------------------------------------------------------
                                                                                                                   MARCH 3, 1998
                                                                                                                    (DATE SALES
                                                SIX MONTHS        YEAR ENDED        SEVEN MONTHS                    COMMENCED)
                                                   ENDED           JULY 31,            ENDED        YEAR ENDED          TO
                                                JANUARY 31,   -------------------     JULY 31,     DECEMBER 31,    DECEMBER 31,
                                                   2003        2002        2001         2000           1999            1998
                                                -----------   -------     -------   ------------   ------------   ---------------
Net asset value, beginning of period              $ 15.29     $ 13.59     $ 13.07     $ 10.64         $11.48          $ 15.34
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.19(a)     0.38(a)     0.41        0.25(a)        0.32             0.37(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.82)       1.68        0.53        2.39          (0.72)           (3.58)
=================================================================================================================================
    Total from investment operations                (0.63)       2.06        0.94        2.64          (0.40)           (3.21)
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.18)      (0.36)      (0.42)      (0.21)         (0.44)           (0.40)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --          --          --          --             --            (0.25)
=================================================================================================================================
    Total distributions                             (0.18)      (0.36)      (0.42)      (0.21)         (0.44)           (0.65)
=================================================================================================================================
Net asset value, end of period                    $ 14.48     $ 15.29     $ 13.59     $ 13.07         $10.64          $ 11.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     (4.11)%     15.40%       7.42%      25.08%         (3.53)%         (21.02)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $86,709     $69,557     $16,917     $12,722         $9,839          $ 6,901
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.32%(c)    2.41%       2.36%       2.37%(d)       2.35%            2.31%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.32%(c)    2.41%       2.43%       2.70%(d)       2.37%            2.35%(d)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             2.55%(c)    2.61%       3.15%       3.73%(d)       2.96%            3.62%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             51%         77%         85%         39%            52%              69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,500,140.
(d) Annualized.
(e) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS        YEAR ENDED        SEVEN MONTHS
                                              ENDED            JULY 31,           ENDED             YEAR ENDED DECEMBER 31,
                                            JANUARY 31,   -------------------   JULY 31,       ----------------------------------
                                              2003         2002        2001       2000          1999          1998        1997(a)
                                            -----------   -------     -------   ------------   -------       -------      -------
Net asset value, beginning of period          $ 15.26     $ 13,57     $ 13.05     $ 10.62      $ 11.46       $ 15.74      $ 14.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.19(b)     0.38(b)     0.41        0.25(b)      0.33(b)       0.50(b)      0.36(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.82)       1.67        0.53        2.39        (0.73)        (4.13)        2.26
=================================================================================================================================
    Total from investment operations            (0.63)       2.05        0.94        2.64        (0.40)        (3.63)        2.62
=================================================================================================================================
Less distributions:
  Dividends from net investment income          (0.18)      (0.36)      (0.42)      (0.21)       (0.44)        (0.40)       (0.33)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains            --          --          --          --           --         (0.25)       (0.74)
=================================================================================================================================
    Total distributions                         (0.18)      (0.36)      (0.42)      (0.21)       (0.44)        (0.65)       (1.07)
=================================================================================================================================
Net asset value, end of period                $ 14.45     $ 15.26     $ 13.57     $ 13.05      $ 10.62       $ 11.46      $ 15.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 (4.12)%     15.35%       7.43%      25.13%       (3.54)%      (23.16)%      18.88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $45,412     $37,733     $22,722     $20,306      $19,992       $32,921      $43,934
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                               2.32%(d)    2.41%       2.36%       2.37%(e)     2.35%         2.31%        2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                            2.32%(d)    2.41%       2.43%       2.70%(e)     2.37%         2.37%        2.35%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                     2.55%(d)    2.61%       3.15%       3.73%(e)     2.96%         3.62%        2.54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                         51%         77%         85%         39%          52%           69%          57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $42,028,440.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)            CLASS A3              CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------------------
- Initial sales       - No initial sales    - No initial sales    - No initial sales    - No initial sales
  charge                charge                charge                charge                charge

- Reduced or waived   - No contingent       - Contingent          - Contingent          - Generally, no
  initial sales         deferred sales        deferred sales        deferred sales        contingent
  charge for certain    charge                charge on             charge on             deferred sales
  purchases(2,3)                              redemptions within    redemptions within    charge(2)
                                              six years             one year(5)

- Generally, lower    - 12b-1 fee of 0.35%  - 12b-1 fee of 1.00%  - 12b-1 fee of 1.00%  - 12b-1 fee of 0.50%
  distribution and
  service (12b-1)
  fee than Class B,
  Class C or Class R
  shares (See "Fee
  Table and Expense
  Example")

                      - Does not convert    - Converts to Class   - Does not convert    - Does not convert
                        to Class A shares     A shares at the       to Class A shares     to Class A shares
                                              end of the month
                                              which is eight
                                              years after the
                                              date on which
                                              shares were
                                              purchased along
                                              with a pro rata
                                              portion of its
                                              reinvested
                                              dividends and
                                              distributions(4)

- Generally more      - Generally more      - Purchase orders     - Generally more      - Generally, only
  appropriate for       appropriate for       limited to amounts    appropriate for       available to the
  long-term             short-term            less than $250,000    short-term            following types of
  investors             investors                                   investors             retirement plans:
                                                                                          (i) all section
                                                                                          401 and 457 plans,
                                                                                          (ii) section 403
                                                                                          plans sponsored by
                                                                                          section 501(c)(3)
                                                                                          organizations, and
                                                                                          (iii) IRA
                                                                                          rollovers from
                                                                                          such plans if an
                                                                                          AIM Fund was
                                                                                          offered
------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

    AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
---------------------------------------------------------------
                                            INVESTOR'S
                                           SALES CHARGE
                                    ---------------------------
AMOUNT OF INVESTMENT                AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)            OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
               Less than $   25,000      5.50%          5.82%
  $ 25,000 but less than $   50,000      5.25           5.54
  $ 50,000 but less than $  100,000      4.75           4.99
  $100,000 but less than $  250,000      3.75           3.90
  $250,000 but less than $  500,000      3.00           3.09
  $500,000 but less than $1,000,000      2.00           2.04
---------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $   50,000    4.75%        4.99%
  $ 50,000 but less than $  100,000    4.00         4.17
  $100,000 but less than $  250,000    3.75         3.90
  $250,000 but less than $  500,000    2.50         2.56
  $500,000 but less than $1,000,000    2.00         2.04
------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $  100,000    1.00%        1.01%
  $100,000 but less than $  250,000    0.75         0.76
  $250,000 but less than $1,000,000    0.50         0.50
------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

    If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

    Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                            CLASS B   CLASS C
----------------------------------------------------------
First                                      5%       1%
Second                                     4       None
Third                                      3       None
Fourth                                     3       None
Fifth                                      2       None
Sixth                                      1       None
Seventh and following                    None      None
----------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500                                             50
-------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #
By Telephone                           Open your account using one of the         Select the AIM Bank Connection(SM)
                                       methods described above.                   option on your completed account
                                                                                  application or complete an AIM Bank
                                                                                  Connection form. Mail the application
                                                                                  or form to the transfer agent. Once the
                                                                                  transfer agent has received the form,
                                                                                  call the transfer agent to place your
                                                                                  purchase order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.
By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS


(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK


(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

    You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund; or

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

    You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another AIM Fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) one another;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

     (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--07/03

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

--------------------------------------
 AIM REAL ESTATE FUND
 SEC 1940 Act file number: 811-3886
--------------------------------------

AIMinvestments.com               REA-PRO-1

                     AIM REAL ESTATE FUND

                     July 21, 2003




                     Prospectus

                     AIM Real Estate Fund seeks to achieve high total return.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C and Investor Class shares of the funds. Please read it before investing and keep it for future reference.

                     Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing
                     Shares -- Grandfathered Investors."

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisors                                         5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................    36.44%
1997...................................................................    18.88%
1998...................................................................   -23.16%
1999...................................................................    -3.54%
2000...................................................................    28.25%
2001...................................................................     9.49%
2002...................................................................     8.06%


    The Class C shares' year-to-date total return as of June 30, 2003 was 13.94%.

    During the period shown in the bar chart, the highest quarterly return was 19.39% (quarter ended December 31, 1996) and the lowest quarterly return was -15.54% (quarter ended September 30, 1998).

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                  SINCE      INCEPTION
December 31, 2002)                1 YEAR     5 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
Class A                                                              12/31/96
  Return Before Taxes                3.58%     2.11%      4.86%
  Return After Taxes on
    Distributions                    2.37      0.43       2.97
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                      2.20      0.77       2.94
Class B
  Return Before Taxes                3.13       N/A       2.69       03/03/98
Class C
  Return Before Taxes                7.06      2.38       9.39       05/01/95
Investor Class(1)
  Return Before Taxes                8.77      3.10       5.71       12/31/96(1)
--------------------------------------------------------------------------------
S&P 500(2)                         (22.09)%   (0.58)%     9.02%      04/30/95(5)
Morgan Stanley Real Estate
  Index(3)                           3.65      3.30      10.79       04/30/95
Lipper Real Estate Fund Index(4)     3.63      2.75        N/A       04/30/95
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Investor Class will vary.

(1) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. As of July 21, 2003, Investor Class shares have not commenced operations.
(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has also included the Morgan Stanley Real Estate Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(3) The Morgan Stanley Real Estate Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
(4) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate category.
(5) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from                                              INVESTOR
your investment)                     CLASS A    CLASS B    CLASS C    CLASS
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                       4.75%       None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                    None(1,2)   5.00%     1.00%       None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
---------------------------------------------------------------------------------
(expenses that are deducted                                              INVESTOR
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS
---------------------------------------------------------------------------------
Management Fees                              0.90%     0.90%     0.90%     0.90%

Distribution and/or
Service (12b-1) Fees                         0.35      1.00      1.00      0.25

Other Expenses(4,5)                          0.51      0.51      0.51      0.51

Total Annual Fund
Operating Expenses                           1.76      2.41      2.41      1.66
---------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Other Expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.
(5) Other Expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Class A                                                                   $645    $1,003    $1,384     $2,450
Class B                                                                    744     1,051     1,485      2,585
Class C                                                                    344       751     1,285      2,746
Investor Class                                                             169       523       902      1,965
--------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Class A                                                                   $645    $1,003    $1,384     $2,450
Class B                                                                    244       751     1,285      2,585
Class C                                                                    244       751     1,285      2,746
Investor Class                                                             169       523       902      1,965
--------------------------------------------------------------------------------------------------------------

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (the subadvisor) is located at INVESCO Realty Advisors division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas, TX 75240. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2002, the advisor received compensation of 0.90% of average daily net assets.

PORTFOLIO MANAGERS

The sub-advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Joe V. Rodriguez, Jr., (lead manager), Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.

    They are assisted by the Real Estate Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Real Estate Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years ended 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years was audited by other public accountants.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS        YEAR ENDED        SEVEN MONTHS
                                                   ENDED           JULY 31,            ENDED          YEAR ENDED DECEMBER 31,
                                                JANUARY 31,   -------------------     JULY 31,     ------------------------------
                                                   2003        2002        2001         2000        1999      1998         1997
                                                -----------   -------     -------   ------------   -------   -------      -------
Net asset value, beginning of period             $  15.25     $ 13.56     $ 13.04     $ 10.61      $ 11.46   $ 15.74      $ 14.19(a)
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.24(b)     0.47(b)     0.50        0.30(b)      0.42      0.58(b)      0.34
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.82)       1.68        0.54        2.38        (0.75)    (4.11)        2.39
=================================================================================================================================
    Total from investment operations                (0.58)       2.15        1.04        2.68        (0.33)    (3.53)        2.73
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.23)      (0.46)      (0.52)      (0.25)       (0.52)    (0.50)       (0.44)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --          --          --          --           --     (0.25)       (0.74)
=================================================================================================================================
    Total distributions                             (0.23)      (0.46)      (0.52)      (0.25)       (0.52)    (0.75)       (1.18)
=================================================================================================================================
Net asset value, end of period                   $  14.44     $ 15.25     $ 13.56     $ 13.04      $ 10.61   $ 11.46      $ 15.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     (3.81)%     16.10%       8.23%      25.61%       (2.88)%  (22.54)%      19.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $113,723     $86,411     $28,400     $23,187      $16,279   $20,087      $16,507
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.67%(d)    1.77%       1.63%       1.62%(e)     1.61%     1.55%        1.60%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.67%(d)    1.77%       1.79%       2.05%(e)     1.73%     1.71%        1.70%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             3.20%(d)    3.25%       3.88%       4.49%(e)     3.70%     4.37%        3.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                             51%         77%         85%         39%          52%       69%          57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $100,492,776.
(e) Annualized.
(f) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS B
                                                ---------------------------------------------------------------------------------
                                                                                                                   MARCH 3, 1998
                                                                                                                    (DATE SALES
                                                SIX MONTHS        YEAR ENDED        SEVEN MONTHS                    COMMENCED)
                                                   ENDED           JULY 31,            ENDED        YEAR ENDED          TO
                                                JANUARY 31,   -------------------     JULY 31,     DECEMBER 31,    DECEMBER 31,
                                                   2003        2002        2001         2000           1999            1998
                                                -----------   -------     -------   ------------   ------------   ---------------
Net asset value, beginning of period              $ 15.29     $ 13.59     $ 13.07     $ 10.64         $11.48          $ 15.34
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.19(a)     0.38(a)     0.41        0.25(a)        0.32             0.37(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.82)       1.68        0.53        2.39          (0.72)           (3.58)
=================================================================================================================================
    Total from investment operations                (0.63)       2.06        0.94        2.64          (0.40)           (3.21)
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.18)      (0.36)      (0.42)      (0.21)         (0.44)           (0.40)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --          --          --          --             --            (0.25)
=================================================================================================================================
    Total distributions                             (0.18)      (0.36)      (0.42)      (0.21)         (0.44)           (0.65)
=================================================================================================================================
Net asset value, end of period                    $ 14.48     $ 15.29     $ 13.59     $ 13.07         $10.64          $ 11.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     (4.11)%     15.40%       7.42%      25.08%         (3.53)%         (21.02)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $86,709     $69,557     $16,917     $12,722         $9,839          $ 6,901
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.32%(c)    2.41%       2.36%       2.37%(d)       2.35%            2.31%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.32%(c)    2.41%       2.43%       2.70%(d)       2.37%            2.35%(d)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             2.55%(c)    2.61%       3.15%       3.73%(d)       2.96%            3.62%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             51%         77%         85%         39%            52%              69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,500,140.
(d) Annualized.
(e) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS        YEAR ENDED        SEVEN MONTHS
                                              ENDED            JULY 31,           ENDED             YEAR ENDED DECEMBER 31,
                                            JANUARY 31,   -------------------   JULY 31,       ----------------------------------
                                              2003         2002        2001       2000          1999          1998        1997(a)
                                            -----------   -------     -------   ------------   -------       -------      -------
Net asset value, beginning of period          $ 15.26     $ 13,57     $ 13.05     $ 10.62      $ 11.46       $ 15.74      $ 14.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.19(b)     0.38(b)     0.41        0.25(b)      0.33(b)       0.50(b)      0.36(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.82)       1.67        0.53        2.39        (0.73)        (4.13)        2.26
=================================================================================================================================
    Total from investment operations            (0.63)       2.05        0.94        2.64        (0.40)        (3.63)        2.62
=================================================================================================================================
Less distributions:
  Dividends from net investment income          (0.18)      (0.36)      (0.42)      (0.21)       (0.44)        (0.40)       (0.33)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains            --          --          --          --           --         (0.25)       (0.74)
=================================================================================================================================
    Total distributions                         (0.18)      (0.36)      (0.42)      (0.21)       (0.44)        (0.65)       (1.07)
=================================================================================================================================
Net asset value, end of period                $ 14.45     $ 15.26     $ 13.57     $ 13.05      $ 10.62       $ 11.46      $ 15.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 (4.12)%     15.35%       7.43%      25.13%       (3.54)%      (23.16)%      18.88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $45,412     $37,733     $22,722     $20,306      $19,992       $32,921      $43,934
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                               2.32%(d)    2.41%       2.36%       2.37%(e)     2.35%         2.31%        2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                            2.32%(d)    2.41%       2.43%       2.70%(e)     2.37%         2.37%        2.35%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                     2.55%(d)    2.61%       3.15%       3.73%(e)     2.96%         3.62%        2.54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                         51%         77%         85%         39%          52%           69%          57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)Ratios are annualized and based on average daily net assets of $42,028,440.
(e)Annualized.
(f)Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

           (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

           (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

--------------------------------------
 AIM REAL ESTATE FUND
 SEC 1940 Act file number: 811-3886
--------------------------------------

AIMinvestments.com               REA-PRO-1

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM ADVISOR FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                  -----------

This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Investor Class shares, as applicable, of each portfolio (each a "Fund", collectively the "Funds") of AIM Advisor Funds listed below. This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Class A, Class B, Class C, Class R and Investor Class shares, as applicable, of the Funds listed below. You may obtain a copy of any Prospectus for any Fund listed below from an authorized dealer or by writing to:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                  -----------

This Statement of Additional Information, dated July 21, 2003, relates to the Class A, Class B, Class C, Class R and Investor Class shares, as applicable, of the following Prospectus:

           FUND                                         Dated
           ----                                         -----
AIM International Core Equity Fund                 December 2, 2002
       AIM Real Estate Fund                         July 21, 2003

                                AIM ADVISOR FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                                     PAGE
GENERAL INFORMATION ABOUT THE TRUST.............................................................................       1
     Fund History...............................................................................................       1
     Shares of Beneficial Interest..............................................................................       1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS........................................................       3
     Classification.............................................................................................       3
     Investment Strategies and Risks............................................................................       3
             Equity Investments.................................................................................       5
             Foreign Investments................................................................................       6
             Debt Investments...................................................................................       8
             Other Investments..................................................................................      11
             Investment Techniques..............................................................................      12
             Derivatives........................................................................................      15
     Fund Policies..............................................................................................      22
     Temporary Defensive Positions..............................................................................      24

MANAGEMENT OF THE TRUST.........................................................................................      24
     Board of Trustees..........................................................................................      24
     Management Information.....................................................................................      24
             Trustee Ownership of Fund Shares...................................................................      25
             Factors Considered in Approving the Investment Advisory Agreement..................................      26
     Compensation...............................................................................................      26
             Retirement Plan For Trustees.......................................................................      26
             Deferred Compensation Agreements...................................................................      27
             Purchase of Class A Shares of the Funds at Net Asset Value.........................................      27
     Codes of Ethics............................................................................................      27
     Proxy Voting Policies......................................................................................      28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................      28

INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................      28
     Investment Advisor.........................................................................................      28
     Investment Sub-Advisor.....................................................................................      29
     Service Agreements.........................................................................................      30
     Other Service Providers....................................................................................      30

BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................................      31
     Brokerage Transactions.....................................................................................      31
     Commissions................................................................................................      32
     Brokerage Selection........................................................................................      32
     Directed Brokerage (Research Services).....................................................................      33
     Regular Brokers or Dealers.................................................................................      33
     Allocation of Portfolio Transactions.......................................................................      33
     Allocation of Initial Public Offering ("IPO") Transactions.................................................      34

PURCHASE, REDEMPTION AND PRICING OF SHARES......................................................................      34
     Purchase and Redemption of Shares..........................................................................      34
     Offering Price.............................................................................................      50
     Redemption In Kind.........................................................................................      51
     Backup Withholding.........................................................................................      51

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS........................................................................      52
     Dividends and Distributions................................................................................      52
     Tax Matters................................................................................................      53

DISTRIBUTION OF SECURITIES......................................................................................      60
     Distribution Plans.........................................................................................      60
     Distributor................................................................................................      62

CALCULATION OF PERFORMANCE DATA.................................................................................      63

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................     A-1

TRUSTEES AND OFFICERS...........................................................................................     B-1

TRUSTEES COMPENSATION TABLE.....................................................................................     C-1

PROXY VOTING POLICIES...........................................................................................     D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................     E-1

MANAGEMENT FEES.................................................................................................     F-1

ADMINISTRATIVE SERVICES FEES....................................................................................     G-1

BROKERAGE COMMISSIONS...........................................................................................     H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES OF REGULAR BROKERS OR DEALERS.................     I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................     J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................     K-1

TOTAL SALES CHARGES.............................................................................................     L-1

PERFORMANCE DATA................................................................................................     M-1

FINANCIAL STATEMENTS............................................................................................      FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Advisor Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of two separate portfolios: AIM International Core Equity Fund and AIM Real Estate Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on September 19, 1989 as a Maryland corporation. Prior to August 4, 1997, the Trust was known as INVESCO Advisor Funds, Inc. and the Funds were known as INVESCO Advisor International Value Portfolio and INVESCO Advisor Real Estate Portfolio, respectively. From August 4, 1997 until September 11, 2000, the Trust was known as AIM Advisor Funds, Inc. The Trust reorganized as a Delaware business trust on September 11, 2000 and changed its name to AIM Advisor Funds. The following Funds were included in the reorganization: AIM International Core Equity Fund and AIM Real Estate Fund. As part of the reorganization, these Funds succeeded to the assets and assumed the liabilities of series portfolios with the same names (the "Predecessor Funds") of AIM Advisor Funds, Inc. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 11, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 1, 2001, AIM International Core Equity Fund and AIM Real Estate Fund were known as AIM Advisor International Value Fund and AIM Advisor Real Estate Fund, respectively. Prior to July 1, 2002, AIM International Core Equity Fund was known as AIM International Value Fund.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers separate classes of shares as follows:

------------------------------------------------------------------------------------------------
               Fund                   Class A    Class B    Class C    Class R    Investor Class
------------------------------------------------------------------------------------------------
AIM International Core Equity Fund       X          X          X          X
------------------------------------------------------------------------------------------------
AIM Real Estate Fund                     X          X          X                         X
------------------------------------------------------------------------------------------------

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds --Registered Marks--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                AIM ADVISOR FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

   FUND
----------
SECURITY/                  AIM INTERNATIONAL                              AIM REAL ESTATE
INVESTMENT
TECHNIQUE                  CORE EQUITY FUND                                    FUND
-----------------------------------------------------------------------------------------
                                   EQUITY INVESTMENTS
-----------------------------------------------------------------------------------------
Common Stock                       X                                             X
-----------------------------------------------------------------------------------------
Preferred Stock                    X                                             X
-----------------------------------------------------------------------------------------
Convertible Securities             X                                             X
-----------------------------------------------------------------------------------------
Alternative Entity                 X                                             X
Securities
-----------------------------------------------------------------------------------------
                                   FOREIGN INVESTMENTS
-----------------------------------------------------------------------------------------
Foreign Securities                 X                                             X
-----------------------------------------------------------------------------------------
Foreign Government                 X                                             X
Obligations
-----------------------------------------------------------------------------------------
Foreign Exchange                   X                                             X
Transactions
-----------------------------------------------------------------------------------------
                                    DEBT INVESTMENTS
-----------------------------------------------------------------------------------------
U.S. Government                    X                                             X
Obligations
-----------------------------------------------------------------------------------------
Mortgage-Backed and                X                                             X
Asset-Backed
Securities
-----------------------------------------------------------------------------------------
Collateralized                                                                   X
Mortgage Obligations
-----------------------------------------------------------------------------------------
Investment Grade                   X                                             X
Corporate Debt
Obligations
-----------------------------------------------------------------------------------------
Liquid Assets                      X                                             X
-----------------------------------------------------------------------------------------
Junk Bonds
-----------------------------------------------------------------------------------------
                                    OTHER INVESTMENTS
-----------------------------------------------------------------------------------------
REITs                              X                                             X
-----------------------------------------------------------------------------------------
Other Investment                   X                                             X
Companies
-----------------------------------------------------------------------------------------
Defaulted Securities
-----------------------------------------------------------------------------------------
Municipal Forward
Contracts
-----------------------------------------------------------------------------------------
Variable or Floating
Rate Instruments
-----------------------------------------------------------------------------------------
Indexed Securities
-----------------------------------------------------------------------------------------
Zero-Coupon and
Pay-in-Kind Securities
-----------------------------------------------------------------------------------------
Synthetic Municipal
Instruments
-----------------------------------------------------------------------------------------
                                  INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------
Delayed Delivery                   X                                             X
Transactions
-----------------------------------------------------------------------------------------

                                AIM ADVISOR FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

   FUND
----------
SECURITY/                  AIM INTERNATIONAL                              AIM REAL ESTATE
INVESTMENT
TECHNIQUE                  CORE EQUITY FUND                                    FUND
-----------------------------------------------------------------------------------------
When-Issued Securities             X                                             X
-----------------------------------------------------------------------------------------
Short Sales                        X                                             X
-----------------------------------------------------------------------------------------
Margin Transactions

-----------------------------------------------------------------------------------------
Swap Agreements                    X                                             X
-----------------------------------------------------------------------------------------
Interfund Loans                    X                                             X
-----------------------------------------------------------------------------------------
Borrowing                          X                                             X
-----------------------------------------------------------------------------------------
Lending Portfolio                  X                                             X
Securities
-----------------------------------------------------------------------------------------
Repurchase Agreements              X                                             X
-----------------------------------------------------------------------------------------
Reverse Repurchase                 X                                             X
Agreements
-----------------------------------------------------------------------------------------
Dollar Rolls
-----------------------------------------------------------------------------------------
Illiquid Securities                X                                             X
-----------------------------------------------------------------------------------------
Rule 144A Securities               X                                             X
-----------------------------------------------------------------------------------------
Unseasoned Issuers                 X                                             X
-----------------------------------------------------------------------------------------
Portfolio Transactions
-----------------------------------------------------------------------------------------
Sale of Money Market
Securities
-----------------------------------------------------------------------------------------
Standby Commitments
-----------------------------------------------------------------------------------------
                                       DERIVATIVES
-----------------------------------------------------------------------------------------
Equity-Linked                      X                                             X
Derivatives
-----------------------------------------------------------------------------------------
Put Options                        X                                             X
-----------------------------------------------------------------------------------------
Call Options                       X                                             X
-----------------------------------------------------------------------------------------
Straddles                          X                                             X
-----------------------------------------------------------------------------------------
Warrants                           X                                             X
-----------------------------------------------------------------------------------------
Futures Contracts and              X                                             X
Options on Futures
Contracts
-----------------------------------------------------------------------------------------
Forward Currency                   X                                             X
Contracts
-----------------------------------------------------------------------------------------
Cover                              X                                             X
-----------------------------------------------------------------------------------------

         Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         Both Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

         Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         AIM Real Estate Fund may invest up to 25% of its total assets in foreign securities. AIM International Core Equity Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the

U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU") established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain) has replaced its local currency with the euro effective January 1, 2002. The replacement of currencies with the euro may cause market disruptions and adversely affect the value of securities held by a Fund.

         Risks of Developing Countries. AIM International Core Equity Fund and AIM Real Estate Fund may invest up to 20% and 5%, respectively, of their total assets in securities of companies located in developing countries. Investments in developing countries presents risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

         Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). AIM Real Estate Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the

Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even in collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         Descriptions of debt securities ratings are found in Appendix A.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).


         Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, AIM International Core Equity Fund may invest up to 15% of its total assets and AIM Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. Neither of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interests rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked- to- market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Real Estate Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         AIM Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of AIM Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and each Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33"% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33"% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) AIM International Core Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of foreign companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (7) AIM Real Estate Fund normally invests at least 80% of its assets in securities of real estate and real estate-related companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (8) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts of options thereon) that is secured by physical commodities.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, and their principal occupations during at least the last five years and certain other information concerning them is set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and
(iv) preapproving permissible non-audit services that are provided to each Fund by its independent auditors. During the fiscal year ended July 31, 2002, the Audit Committee held five meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended July 31, 2002, the Investments Committee held five meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair) and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended July 31, 2002, the Valuation Committee held one meeting.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended July 31, 2002, the Committee on Directors/Trustees held six meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved for each Fund by the Trust's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transition costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors")permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust, AIM Distributors, INVESCO Global Asset Management (N.A.), Inc. and INVESCO Institutional (N.A.), Inc. have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment Sub-Advisor. The investment Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisors to the Funds are not exclusive and AIM and sub-advisors are free to render investment advisory services to others, including other investment companies.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

-----------------------------------------------------------------
           FUND NAME                  NET ASSETS      ANNUAL RATE
-----------------------------------------------------------------
AIM International Core Equity Fund    All Assets         1.00%

-----------------------------------------------------------------

AIM Real Estate Fund                  All Assets         0.90%

-----------------------------------------------------------------

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

         Effective August 4, 1997, AIM became the investment advisor for the Funds pursuant to an investment advisory agreement with terms substantially identical to those of the Trust's prior investment advisory contracts with INVESCO Services, Inc. INVESCO Global Asset Management (N.A.), Inc. is the sub-advisor for AIM International Core Equity Fund. INVESCO Institutional (N.A.) Inc. (formerly known as INVESCO, Inc.) is the sub-advisor for AIM Real Estate Fund.

INVESTMENT SUB-ADVISOR

         AIM has entered into Master Sub-Advisory contracts with INVESCO Global Asset Management (N.A.), Inc. ("IGAM") and INVESCO Institutional (N.A.), Inc. ("INVESCO, Inc.") (each, a "Sub-Advisor"; collectively, the "Sub-Advisors") to provide investment sub-advisory services to AIM International Core Equity Fund and AIM Real Estate Fund, respectively.

         IGAM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). IGAM provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

         INVESCO, Inc. is registered as an investment advisor under the Advisers Act. INVESCO, Inc. believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Funds are supervised by investment managers who utilize INVESCO, Inc.'s facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

         AIM, INVESCO, Inc. and IGAM are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).

         For the services to be rendered by IGAM and INVESCO, Inc. under their respective Master Sub-Advisory Contracts, the Advisor will pay to each Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for each of the AIM International Core Equity Fund and AIM Real Estate Fund.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last four fiscal periods are found in Appendix F.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board;
(d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last four fiscal periods are found in Appendix G.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AFS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Each Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, each Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

         AIM or the Sub-Advisors make decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last four fiscal periods are found in Appendix H.

COMMISSIONS

         During the last four fiscal periods, neither of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended July 31, 2002 are found in Appendix I.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended July 31, 2002 is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         On occasion, when the Sub-Advisor is purchasing certain thinly-traded securities or shares in an initial public offering for the Funds or other clients, the situation may arise that the Sub-Advisor is unable to obtain sufficient securities to fill the orders of the Funds or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients. (Such methods may include, for example, pro-rata allocation on each relevant trade, or "rotational" allocation).

         The requirement of pro-rata allocation is subject to limited exceptions
- such as when the Funds or accounts are subject to special investment objectives or size constraints on investment positions.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund                   AIM International Core Equity Fund
AIM Asia Pacific Growth Fund
AIM Basic Value Fund                         AIM Large Cap Basic Value Fund
AIM Blue Chip Fund                           AIM Large Cap Growth Fund
AIM Capital Development Fund                 AIM Libra Fund
AIM Charter Fund                             AIM Mid Cap Basic Value Fund
AIM Constellation Fund                       AIM Mid Cap Core Equity Fund
AIM Dent Demographic Trends Fund             AIM Mid Cap Growth Fund
AIM Diversified Dividend Fund                AIM New Technology Fund
AIM Emerging Growth Fund                     AIM Opportunities I Fund
AIM European Growth Fund                     AIM Opportunities II Fund
AIM European Small Company Fund              AIM Opportunities III Fund
AIM Global Utilities Fund                    AIM Premier Equity Fund
AIM Global Value Fund                        AIM Premier Equity II Fund
AIM International Emerging Growth Fund       AIM Select Equity Fund
AIM International Growth Fund                AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Weingarten Fund

                                                                           Dealer
                                          Investor's Sales Charge       Concession
                                          -----------------------      -------------
                                             As a           As a           As a
                                          Percentage     Percentage     Percentage
                                         of the Public   of the Net    of the Public
      Amount of Investment in              Offering        Amount         Offering
       Single Transaction(1)                 Price        Invested         Price
     -------------------------           -------------   ----------    -------------
              Less than $    25,000         5.50%           5.82%         4.75%
$  25,000 but less than $    50,000         5.25            5.54          4.50
$  50,000 but less than $   100,000         4.75            4.99          4.00
$ 100,000 but less than $   250,000         3.75            3.90          3.00
$ 250,000 but less than $   500,000         3.00            3.09          2.50
$ 500,000 but less than $ 1,000,000         2.00            2.04          1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM Balanced Fund                        AIM Global Trends Fund
AIM Basic Balanced Fund                  AIM High Income Municipal Fund
AIM Developing Markets Fund              AIM High Yield Fund
AIM Global Aggressive Growth Fund        AIM Income Fund
AIM Global Energy Fund                   AIM Intermediate Government Fund
AIM Global Financial Services Fund       AIM Municipal Bond Fund
AIM Global Growth Fund                   AIM Real Estate Fund
AIM Global Health Care Fund              AIM Total Return Bond Fund
AIM Global Science and Technology
   Fund

                                                                           Dealer
                                          Investor's Sales Charge       Concession
                                         --------------------------       ----------
                                             As a           As a            As a
                                          Percentage     Percentage     Percentage
                                         of the Public   of the Net    of the Public
     Amount of Investment in               Offering        Amount        Offering
        Single Transaction                   Price        Invested         Price
     ----------------------              -------------   ----------    -------------
             Less than $   50,000             4.75%        4.99%         4.00%
$ 50,000 but less than $  100,000             4.00         4.17          3.25
$100,000 but less than $  250,000             3.75         3.90          3.00
$250,000 but less than $  500,000             2.50         2.56          2.00
$500,000 but less than $1,000,000             2.00         2.04          1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                          Dealer
                                          Investor's Sales Charge       Concession
                                         -------------------------     -------------
                                             As a           As a           As a
                                          Percentage     Percentage     Percentage
                                         of the Public   of the Net    of the Public
    Amount of Investment in                Offering        Amount        Offering
      Single Transaction                     Price        Invested         Price
      ------------------                 -------------   ----------    -------------
             Less than $  100,000            1.00%          1.01%          0.75%
$100,000 but less than $  250,000            0.75           0.76           0.50
$250,000 but less than $1,000,000            0.50           0.50           0.40

         Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund was closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

                   1% of the first $2 million

                   plus 0.80% of the next $1 million

                   plus 0.50% of the next $17 million

                   plus 0.25% of amounts in excess of $20 million

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category 1 or 11 Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                      0.50% of the first $20 million

                      plus 0.25% of amounts in excess of $20 million

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         - an individual (including his or her spouse or domestic partner, and children);

         - any trust established exclusively for the benefit of an individual;

         - a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

              a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

              b. each transmittal is accompanied by a single check or wire transfer; and

              c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         - a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.

OTHER GROUPS

         - any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

              a. the organization has been in existence for at least six months; and

              b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by(i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

         Calculating the Initial Sales Charge

         - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

         - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

         - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

         - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         Calculating the Number of Shares to be Purchased

         - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

         - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

         - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

         - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

         Fulfilling the Intended Investment

         - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

         - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

         - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         Canceling the LOI

         - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

         - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

         LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 monthholding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Fundsat net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

         - Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

         - Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         -    AIM Management and its affiliates, or their clients;

         - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds -- Registered Trademark --, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         - Any current or retired officer, director, or employee (and members of their immediate family) ofDST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

         - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

         -    Purchases through approved fee-based programs;

         - Employee sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

              a.  a plan's initial investment is at least $1 million;

              b.  the employer or plan sponsor signs a $1 million LOI;

              c. there are at least 100 employees eligible to participate in the plan; or

              d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

              e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

              f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

         - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

         - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

         -    Shareholders of Investor Class shares of an AIM Fund;

         - Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code; and

         - Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

         - Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

         -    the reinvestment of dividends and distributions from a Fund;

         -    exchanges of shares of certain Funds;

         -    use of the reinstatement privilege; or

         -    a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

         Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

         Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another

AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund. See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

            0.75% of the first $5 million

            plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge. or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

         Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at
(800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Redemption Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

         Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001, and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A Shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         - Redemptions of shares of Category I or II Funds held more than 18 months;

         - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         -    Redemptions from private foundations or endowment funds;

         - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         - Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;

         - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         - Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002 with respect to Category III Funds, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         - Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares;

         - Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

         - Redemptions of shares of Category I or II Funds held by an Investor Class shareholder.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section
              1.401(k)-1(d)(2));

         - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly knows as AIM International Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         - Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

         -    Investment account(s) of AIM.

CDSCs will not apply to the following redemptions of Class C shares:

         - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

         - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403 or 457 of the Code;

         - Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

         General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AFS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AFS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AFS. Upon receiving returned mail, AFS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AFS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AFS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on July 31, 2002, AIM Real Estate Fund - Class A shares had a net asset value per share of $15.25. The offering price, assuming an initial sales charge of 4.75%, therefore was $16.01.

         Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the

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

Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of AIM International Core Equity Fund to declare and pay annually net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         AIM Real Estate Fund makes quarterly distributions of its net investment income typically during the months of March, June, September and December. For taxable clients, a portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income.

         Distributions paid by a fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than the Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital

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

gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

         The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to noncorporate shareholders for the Funds' fiscal year ending July 31, 2003 may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of

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

any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or

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

taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on June 10, 2003. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

             FUND                          CLASS A    CLASS B          CLASS C      CLASS R    INVESTOR CLASS
             ----                          -------    -------          -------      -------    --------------
AIM International Core Equity Fund          0.35%      1.00%            1.00%        0.50%           N/A
AIM Real Estate Fund                        0.35       1.00             1.00          N/A           0.25%

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended July 31, 2002 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended July 31, 2002.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last four fiscal periods are found in Appendix L.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T)  = ERV

Where           P       =    a hypothetical initial payment of $1,000;

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the one, five, or ten year periods);

                n       =    number of years; and

                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five, or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are found in Appendix M.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflect the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U)  = ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of only
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V) = ERV

Where           P      =   a hypothetical initial payment of $1,000;

                V      =   cumulative total return assuming payment of all of, a
                           stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are found in Appendix M.

Calculation of Certain Performance Data

         AIM International Core Equity Fund may use a restated or a blended performance calculation to derive certain performance data shown for its Class R shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class R shares.

         AIM Real Estate Fund may use a restated or a blended performance calculation to derive certain performance data shown for its Investor Class shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Investor Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Investor Class shares.

         A restated or blended performance calculation may be used to derive (i) each Fund's standardized average annual total returns over a stated period and
(ii) each Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotations

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                        n
                                  P(1+T)  = ATV(D)

where       P      =     a hypothetical initial payment of $1,000 ;

            T      =     average annual total return (after taxes on
                         distributions);

            n      =     number of years; and

            ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.


         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended January 31, 2003 are found in Appendix M.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                        n
                                  P(1+T)  = ATV(DR)

where      P       =     a hypothetical initial payment of $1,000;

           T       =     average annual total return (after taxes on
                         distributions and redemption);

           n       =     number of years; and

           ATV(DR) =     ending value of a hypothetical $1,000 payment made at
                         the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.


         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended January 31, 2003 are found in Appendix M.

         Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a    =   dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

               b   =    expenses accrued during period (net of reimbursements).

               c   =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

               d   =    the maximum offering price per share on the last day of
                        the period.

               The yields and distribution rates for each class of AIM Real Estate Fund for the 30 day period ended January 31, 2003 are found in Appendix M.

         Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly increase these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may decrease the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age                Forbes                          New York Times
Barron's                       Fortune                         Pension World
Best's Review                  Hartford Courant                Pensions & Investments
Broker World                   Inc.                            Personal Investor
Business Week                  Institutional Investor          Philadelphia Inquirer
Changing Times                 Insurance Forum                 USA Today
Christian Science Monitor      Insurance Week                  U.S. News & World Report
Consumer Reports               Investor's Business Daily       Wall Street Journal
Economist                      Journal of the American         Washington Post
FACS of the Week               Society of CLU & ChFC           CNN
Financial Planning             Kiplinger Letter                CNBC
Financial Product News         Money                           PBS
Financial Services Week        Mutual Fund Forecaster
Financial World                Nation's Business

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

  Bank Rate Monitor                 Stanger
  Donoghue's                        Weisenberger
  Mutual Fund Values (Morningstar)  Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

  Lipper International Fund Index
  Lipper Real Estate Fund Index
  Morgan Stanley Real Estate Index


MSCI EAFE Index
NAREIT Equity Index
Standard & Poor's 500 Index


         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1:   Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

           Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A:   Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B:   Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C:   Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA:     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:       Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:     Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         These categories are as follows:

A-1:     This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3:     Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:       Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:       This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:       Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

         An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1:    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:    Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+."

F-2:     Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3:     Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:       Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:       Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of January 1, 2003

    The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities, if any.

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE         OFFICER                                                             OTHER DIRECTORSHIP(S)
        TRUST                      SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------

Robert H. Graham(1) -- 1946         1997     Director and Chairman, A I M Management Group      None
Trustee, Chairman and                        Inc. (financial services holding company);
President                                    Director and Vice Chairman, AMVESCAP PLC and
                                             Chairman of AMVESCAP PLC - AIM Division (parent
                                             of AIM and a global investment management firm)

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), A I M Fund
                                             Services, Inc., (registered transfer agent),
                                             and Fund Management Company (registered
                                             broker dealer); and Chief Executive Officer,
                                             AMVESCAP PLC - Managed Products

------------------------------------------------------------------------------------------------------------------------------------

Mark H. Williamson(2) -- 1951       2003     Director, President and Chief Executive Officer,   Director and Chairman, INVESCO
Trustee and Executive Vice                   A I M Management Group Inc. (financial services    Bond Funds, Inc., INVESCO
President                                    holding company); Director, Chairman and           Combination Stock & Bond Funds,
                                             President, A I M Advisors, Inc. (registered        Inc., INVESCO Counselor Series
                                             investment advisor); Director, A I M Capital       Funds, Inc.; INVESCO International
                                             Management Inc. (registered investment advisor)    Funds, Inc., INVESCO Manager
                                             and A I M Distributors, Inc. (registered broker    Series Funds, Inc., INVESCO Money
                                             dealer), Director and Chairman, A I M Fund         Market Funds, Inc., INVESCO Sector
                                             Services, Inc. (registered transfer agent), and    Funds, Inc., INVESCO Stock Funds,
                                             Fund Management Company (registered broker         Inc., INVESCO Treasurer's Series
                                             dealer); and Chief Executive Officer, AMVESCAP     Funds, Inc. and INVESCO Variable
                                             PLC - AIM Division (parent of AIM and a global     Investment Funds, Inc.
                                             investment management firm);

                                             Formerly: Director, Chairman, President and
                                             Chief Executive Officer, INVESCO Funds Group,
                                             Inc.; and INVESCO Distributors, Inc.; Chief
                                             Executive Officer, AMVESCAP PLC - Managed
                                             Products; Chairman and Chief Executive Officer
                                             of NationsBanc Advisors, Inc.;
------------------------------------------------------------------------------------------------------------------------------------

------------------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE         OFFICER                                                              OTHER DIRECTORSHIP(S)
        TRUST                      SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             Chairman Of NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Frank S. Bayley -- 1939             2001      Of Counsel, law firm of Baker & McKenzie          Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)
------------------------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett -- 1944          1997      Chairman, Crockett Technology Associates           ACE Limited (insurance company);
Trustee                                      (technology consulting company)                    and Captaris, Inc. (unified
                                                                                                messaging provider)
------------------------------------------------------------------------------------------------------------------------------------

Albert R. Dowden -- 1941           2000      Director, Magellan Insurance Company; Member of    Cortland Trust, Inc. (registered
Trustee                                      Advisory Board of Rotary Power International       investment company)
                                             (designer, manufacturer, and seller of rotary
                                             power engines); and Director, The Boss Group
                                             (private equity group) and Annuity & Life Re
                                             (Holdings), Ltd. (re-insurance company)

                                             Formerly : Director, President and Chief
                                             Executive Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo; and
                                             director of various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr. -- 1935        1998      Formerly: Chairman, Mercantile Mortgage Corp.;     None
Trustee                                      President and Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------------

Jack M. Fields -- 1952             1997      Chief Executive Officer, Twenty First Century      Administaff
Trustee                                      Group, Inc. (government affairs company) and
                                             Texana Timber LP

------------------------------------------------------------------------------------------------------------------------------------

Carl Frischling -- 1937            1997      Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc. (registered
Trustee                                      Frankel LLP                                        investment company)
------------------------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis -- 1950         1998      Formerly, : Chief Executive Officer, YWCA of the   None
Trustee                                      USA

------------------------------------------------------------------------------------------------------------------------------------

Lewis F. Pennock -- 1942           1997      Partner, law firm of Pennock & Cooper              None
Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE         OFFICER                                                       OTHER DIRECTORSHIP(S)
        TRUST                      SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935            2001      Retired                                                     None
Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Louis S. Sklar -- 1939             1997      Executive Vice President, Hines (real estate                None
Trustee                                      development company)
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

Kevin M. Carome(3) - 1956          2003      Director, Senior Vice President, Secretary and              N/A
Senior Vice President                        General Counsel, A I M Management Group Inc.
                                             (financial services holding company) and
                                             A I M Advisors, Inc.; Vice President,
                                             A I M Capital Management, Inc.,
                                             A I M Distributors, Inc. and A I M Fund Services
                                             Inc.; and Director, Vice President and General
                                             Counsel, Fund Management Company
                                             Formerly: Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------------

Gary T. Crum(4) -- 1947            1997      Director, Chairman and Director of Investments,             N/A
Senior Vice President                        A I M Capital Management, Inc.; Director and
                                             Executive Vice President, A I M Management Group
                                             Inc.; Director and Senior Vice President, A I M
                                             Advisors, Inc.; and Director, A I M
                                             Distributors, Inc. and AMVESCAP PLC;
                                             Formerly: Chief Executive Officer and President,
                                             A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Robert G. Alley -- 1948            1997      Managing Director and Chief Fixed Income                    N/A
Vice President                               Officer, A I M Capital Management, Inc.; and
                                             Vice President, A I M Advisors, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Stuart W. Coco -- 1955             1997      Managing Director and Chief Research Officer -              N/A
Vice President                               Fixed Income,, A I M Capital Management, Inc.;
                                             and Vice President, A I M Advisors, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Melville B. Cox -- 1943            1997      Vice President and Chief Compliance Officer,                N/A
Vice President                               A I M Advisors, Inc. and A I M Capital
                                             Management, Inc.; and Vice President, A I M Fund
                                             Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------
(3)      Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

(4)      Information is current as of January 10, 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                  TRUSTEE
 NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE         OFFICER                                                       OTHER DIRECTORSHIP(S)
        TRUST                      SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Karen Dunn Kelley -- 1960          1997      Managing Director and Chief Cash Management                 N/A
Vice President                               Officer, A I M Capital Management, Inc.;
                                             Director and President, Fund Management Company;
                                             and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Edgar M. Larsen4 -- 1940           1999      Vice President, A I M Advisors, Inc.; and                   N/A
Vice President                               President, Chief Executive Officer and Chief
                                             Investment Officer, A I M Capital Management,
                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------

Dana R. Sutton -- 1959             1997      Vice President and Fund Treasurer, A I M                    N/A
Vice President and Treasurer                 Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Nancy L. Martin5 - 1957            2003      Vice President, A I M Advisors, Inc.; and Vice              N/A
Secretary                                    President and General Counsel, A I M Capital
                                             Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------
(4)      Information is current as of January 10, 2003.

(5)      Ms. Martin became Secretary of the Trust on April 1, 2003

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                               EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY SECURITIES                       COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                                  PER FUND                       IN THE AIM FAMILY OF FUNDS --REGISTERED TRADEMARK--
------------------------------------------------------------------------------------------------------------------------------------
Robert H. Graham                                   -0-                                              Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Mark H. Williamson                                 -0-                                            $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley                                    -0-                                            $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                  -0-                                               $1 - $10,000
------------------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden                                   -0-                                            $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                                -0-                                             Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------
Jack M. Fields                                     -0-                                            Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------
Carl Frischling                                    -0-                                            Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                 -0-                                            Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                   -0-                                           $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley                                    -0-                                               $1 -$10,000
------------------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                     -0-                                            Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------

----------------------
(6) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEES COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002.

-----------------------------------------------------------------------------------------------------------
                                               RETIREMENT
                                AGGREGATE       BENEFITS                 ESTIMATED                TOTAL
                              COMPENSATION       ACCRUED                  ANNUAL               COMPENSATION
                                FROM THE         BY ALL                BENEFITS UPON             FROM ALL
    TRUSTEE                     TRUST(1)      AIM FUNDS(2)              RETIREMENT(3)          AIM FUNDS(4)
-----------------------------------------------------------------------------------------------------------
Frank S. Bayley                 $ 1,491     $     142,800                $  90,000               $150,000
-----------------------------------------------------------------------------------------------------------
Bruce L. Crockett                 1,904            50,132                $  90,000                149,000
-----------------------------------------------------------------------------------------------------------
Albert R. Dowden                  1,904            57,955                $  90,000                150,000
-----------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.               1,904            94,149                $  90,000                149,000
-----------------------------------------------------------------------------------------------------------
Jack M. Fields                    1,897            29,153                $  90,000                153,000
-----------------------------------------------------------------------------------------------------------
Carl Frischling(5)                1,897            74,511                $  90,000                150,000
-----------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                1,904            33,931                $  90,000                150,000
-----------------------------------------------------------------------------------------------------------
Lewis F. Pennock                  1,953            54,802                $  90,000                154,000
-----------------------------------------------------------------------------------------------------------
Ruth H. Quigley                   1,498           142,502                $  90,000                153,000
-----------------------------------------------------------------------------------------------------------
Louis S. Sklar                    1,953            78,500                $  90,000                153,000
-----------------------------------------------------------------------------------------------------------

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2002, including earnings, was $10,027.

(2) During the fiscal year ended July 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $219.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.


(5) During the fiscal year ended July 31, 2002, the Trust paid $6,079 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

         The Proxy Voting Policies applicable to each Fund follow:

                                 GENERAL POLICY

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

                                   BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

                               PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

                                 PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

                                  PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

                              CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                             PROXY VOTING PROCEDURES

The Proxy Manager will:

         -    Vote proxies;

         - Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

         - Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

         - If requested, provide to clients a report of the proxies voted on their behalf.

                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I.   CORPORATE GOVERNANCE

              INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

              INVESCO will generally vote FOR

                  -  Annual election of directors

                  -  Appointment of auditors

                  - Indemnification of management or directors or both against negligent or unreasonable action

                  -  Confidentiality of voting

                  -  Equal access to proxy statements

                  -  Cumulative voting

                  -  Declassification of Boards

                  -  Majority of Independent Directors

              INVESCO WILL GENERALLY VOTE AGAINST

                  - Removal of directors from office only for cause or by a supermajority vote

                  -  "Sweeteners" to attract support for proposals

                  -  Unequal voting rights proposals ("superstock")

                  -  Staggered or classified election of directors

                  - Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                  -  Proposals to vote unmarked proxies in favor of management

                  -  Proposals to eliminate existing pre-emptive rights

         II.  TAKEOVER DEFENSE AND RELATED ACTIONS

              INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which
              (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

              INVESCO will generally vote FOR

                  -  Fair price provisions

                  - Certain increases in authorized shares and/or creation of new classes of common or preferred stock

                  -  Proposals to eliminate greenmail provisions

                  -  Proposals to eliminate poison pill provisions

                  - Proposals to re-evaluate or eliminate in-place "shark repellents"

              INVESCO will generally vote AGAINST

                  - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

                  - Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

         III. COMPENSATION PLANS

              INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

              INVESCO will generally vote FOR

                  -  Stock option plans and/or stock appreciation right plans

                  - Profit incentive plans provided the option is priced at 100% fair market value

                  - Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

                  -  Profit sharing, thrift or similar savings plans

              INVESCO will generally vote AGAINST

                  - Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

                  - Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

                  - Proposals creating an unusually favorable compensation structure in advance of a sale of the company

                  - Proposals that fail to link executive compensation to management performance

                  - Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

                  - Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

                  - Adoption of a stock purchase plan at less than 85% of fair market value

         IV.  CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

              INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

              INVESCO will generally vote FOR

                  - Proposals to reincorporate or reorganize into a holding company

                  - Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

              INVESCO will generally vote AGAINST

                  - Proposals designed to discourage mergers and acquisitions in advance

                  - Proposals to change state of incorporation to a state less favorable to shareholders' interests

                  - Reincorporating in another state to implement anti-takeover measures

         V.   SOCIAL RESPONSIBILITY

              INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable.

              However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

              INVESCO will generally vote FOR

                  -  International Labor Organization Principles

                  - Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

                  -  Expanding EEO/Social Responsibility Reporting

                                 RECORD KEEPING

         The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of June 24, 2003.

AIM INTERNATIONAL CORE EQUITY FUND

----------------------------------------------------------------------------------------------------------------
                                               CLASS A            CLASS B            CLASS C           CLASS R
                                               SHARES             SHARES             SHARES            SHARES*
----------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD             RECORD
----------------------------------------------------------------------------------------------------------------
Airbrush Images, Inc. 401k
Daniel E. Henrichs TTEE                            -                  -                  -              11.12%
850 N. FM 3083
Conroe, TX   77307-1850
-------------------------------------------------------------------------------------------------------------

AMVESCAP Natl Trust Co
FBO Equator Technologies, Inc.
401(k) Retirement Plan                             -                  -                  -              12.28%
P.O. Box 105779
Atlanta, GA 30348-5779
-------------------------------------------------------------------------------------------------------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers              13.67%             10.34%             49.00%                -
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------

Reliance Trust Company Cust
FBO William  J. Kamm and Sons Inc 401k Plan        -                  -                  -              31.68%
P.O. Box 48529
Atlanta, GA 30362-1529
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               CLASS A            CLASS B            CLASS C           CLASS R
                                               SHARES             SHARES             SHARES            SHARES*
----------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD             RECORD
----------------------------------------------------------------------------------------------------------------
Sheikh Rahman TTEE
FBO SAR Engineering Inc
401k Plan                                          -                  -                  -              10.26%
10 Granite Street
Quincy, MA 02169-5021
-------------------------------------------------------------------------------------------------------------

Walsh & Sons Construction Corp
Forfeiture Acct                                    -                  -                  -               5.05%
3209 Vestal Parkway, E
Vestal, NY   13850-2154
-------------------------------------------------------------------------------------------------------------

*    Class R shares of the Fund became available on June 3, 2002.

AIM REAL ESTATE FUND

-------------------------------------------------------------------------------------------------------------------
                                               CLASS A            CLASS B            CLASS C       INVESTOR CLASS
                                               SHARES             SHARES             SHARES            SHARES**
-------------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD             RECORD
-------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc.
Reinvestment Account                           14.59%                 -                  -               N/A
101 Montgomery Street
San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                          -                  -              10.20%              N/A
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------------

Citigroup   Global Markets House
Acct 00109801250
Attn: Cindy Tempesta, 7th Floor                    -                  -               5.26%              N/A
333 West 34th Street
New York, NY 10001-2402
--------------------------------------------------------------------------------------------------------------------

**Investor Class shares of the Fund became available on July 15, 2003.

MANAGEMENT OWNERSHIP

         As of May 30, 2003, the trustees and officers as a group owned less than 1% of the shares of any Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

         For the last four fiscal periods (1), the management fees payable by each Fund were as follows:

-----------------------------------------------------------------------------------------------------------------
FUND NAME                   JULY 31, 2002          JULY 31, 2001        JULY 31, 2000          DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                              MANAGEMENT             MANAGEMENT           MANAGEMENT               MANAGEMENT
                             FEE PAYABLE            FEE PAYABLE          FEE PAYABLE              FEE PAYABLE
-----------------------------------------------------------------------------------------------------------------
AIM International              $ 947,030            $ 1,124,443            $ 773,221                $1,307,027
Core Equity Fund
-----------------------------------------------------------------------------------------------------------------
AIM Real Estate Fund             903,720                538,600              249,957                   473,704
-----------------------------------------------------------------------------------------------------------------

(1) During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last four fiscal periods(1):

----------------------------------------------------------------------------------------------------------------

                                        JULY 31,         JULY 31,          JULY 31,       JULY 1 TO DECEMBER 31,
      FUND NAME                          2002             2001              2000                   1999
----------------------------------------------------------------------------------------------------------------
AIM International Core Equity Fund      $50,000          $50,000           $29,098                $25,721
----------------------------------------------------------------------------------------------------------------

AIM Real Estate Fund                    $50,000          $50,000           $29,098                $25,205
----------------------------------------------------------------------------------------------------------------

(1) During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

                                   APPENDIX H

                              BROKERAGE COMMISSIONS

Brokerage commissions (1) paid by each of the Funds listed below during the last four fiscal periods(2) were as follows:

                                                JULY 31,            JULY 31,         JULY 31,         DECEMBER 31,
                    FUND                          2002                2001             2000              1999
                    ----                       -----------         ----------       -----------       ------------
AIM Internationa(l) Core Equity Fund........   $    70,471         $   82,830       $   93,172         $  82,505
AIM Real Estate Fund(3).....................       441,056            177,266           84,381           157,871

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) During 2000, the Trust fiscal year end was changed from December 31st to July 31st.

(3) The increase in brokerage commissions paid by AIM Real Estate Fund for the fiscal year ended July 31, 2002, as compared to the two prior years, was due to increased asset levels. The investment of additional cash generated more commissions.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended July 31, 2002, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research statistics and other information:

                                                                                  Related
               Fund                                Transactions              Brokerage Commissions
               ----                                ------------              ---------------------
AIM International Core Equity Fund                $     2,037,434               $       3,307
AIM Real Estate Fund                                   78,197,205                     159,175

         During the last fiscal year ended July 31, 2002, neither of the Funds purchased securities of their "regular" brokers or dealers.

                                   APPENDIX J

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended July 31, 2002 follows:

                                         CLASS A     CLASS B      CLASS C     CLASS R
                 FUND                    SHARES      SHARES       SHARES      SHARES
                 ----                    -------     -------      -------     -------
AIM International Core Equity Fund(1)   $112,486    $108,029    $ 517,597    $     7
AIM Real Estate Fund                     153,147     300,302      266,268        N/A

(1) Information on Class R shares in the table is for the period June 3, 2002 (the date Class R shares commenced operations) to July 31, 2002.

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended July 31, 2002, follows:

                                                    PRINTING &              UNDERWRITERS     DEALERS
                                     ADVERTISING     MAILING     SEMINARS   COMPENSATION   COMPENSATION
                                     -----------     -------     --------   ------------   ------------
AIM International Core Equity Fund   $     6,450   $       723   $  2,583   $        -0-   $    102,730
AIM Real Estate Fund                      14,154         1,360      5,171            -0-        132,462

         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the year ended July 31, 2002, follows:

                                                    PRINTING &              UNDERWRITERS     DEALERS
                                     ADVERTISING     MAILING     SEMINARS   COMPENSATION   COMPENSATION
                                     -----------     -------     --------   ------------   ------------
AIM International Core Equity Fund   $       -0-   $       -0-   $    -0-   $     81,022   $     27,007
AIM Real Estate Fund                       8,325           954      2,651        225,226         63,146

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended July 31, 2002, follows:

                                                    PRINTING &              UNDERWRITERS     DEALERS
                                     ADVERTISING     MAILING     SEMINARS   COMPENSATION   COMPENSATION
                                     -----------     -------     --------   ------------   ------------
AIM International Core Equity Fund   $     2,509   $       269   $    855   $     19,233   $    494,731
AIM Real Estate Fund                       6,319           688      1,911         42,041        215,309

         Class R shares of AIM International Core Equity Fund commenced operations on June 3, 2002. The fees paid by Class R shares of the Fund for the above noted categories during the fiscal year ended July 31, 2002 were $7.00.

                                   APPENDIX L

                               TOTAL SALES CHARGES

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last four fiscal periods(1):

----------------------------------------------------------------------------------------------------------------------
                           JULY 31, 2002          JULY 31, 2001            JULY 31, 2000          DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
                         SALES      AMOUNT      SALES      AMOUNT       SALES        AMOUNT       SALES       AMOUNT
                        CHARGES    RETAINED    CHARGES    RETAINED     CHARGES      RETAINED     CHARGES     RETAINED
----------------------------------------------------------------------------------------------------------------------
AIM Internationa(l)   $  100,266  $   15,658  $  77,964  $   12,328  $ 7,582,977  $ 1,348,605  $ 4,738,340  $  823,856
Core Equity Fund
----------------------------------------------------------------------------------------------------------------------
AIM Real Estate          574,475      94,833    101,685      17,940          N/A          N/A          N/A         N/A
Fund
----------------------------------------------------------------------------------------------------------------------

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last four fiscal periods(1):

                                                          JULY 31,     JULY 31,     JULY 31,    DECEMBER 31,
                                                            2002         2001         2000          1999
                                                            ----         ----         ----          ----
AIM International Core Equity Fund(2)................    $    4,037   $   18,379   $  284,148   $    150,341
AIM Real Estate Fund.................................         4,318        5,332          N/A            N/A

1. During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

2. Information on Class R shares in the table above is for the period June 3, 2002 (the date Class R shares commenced operations) to July 31, 2002.

                                   APPENDIX M

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

         The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                           PERIODS ENDED
                                                           -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS A SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -17.82%      -4.26%     N/A         -1.19%   12/31/96
AIM Real Estate Fund                    0.78         1.89      N/A          4.45    12/31/96

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                           PERIODS ENDED
                                                           -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS B SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund    -17.92%      N/A         N/A        -5.59%   03/03/98
AIM Real Estate Fund                    0.18       N/A         N/A         2.22    03/03/98

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                           PERIODS ENDED
                                                           -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS C SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -14.47%      -3.90%     N/A          3.08%   05/01/95
AIM Real Estate Fund                     4.12        2.17      N/A          9.00    05/01/95

         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for the Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003 *
                                                        ------------------
                                                                         SINCE     INCEPTION
         CLASS R SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE**
         --------------               ------     -------    --------   ---------     ------
AIM International Core Equity Fund     -13.07%      -3.29%     N/A         -0.40%   12/31/96

* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class R shares since June 3, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to June 3, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.

**The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.

         The average annual total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003*
                                                        -----------------
                                                                         SINCE    INCEPTION
INVESTOR CLASS R SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
-----------------------               -----------------------------------------------------
AIM Real Estate Fund                   5.80%       2.89%       N/A        5.29%   12/31/96

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS A SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund    -17.82%     -19.55%      N/A        -7.03%   12/31/96
AIM Real Estate Fund                    0.78        9.82       N/A        30.32    12/31/96

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS B SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -17.92%     N/A         N/A        -24.63%   03/03/98
AIM Real Estate Fund                     0.18      N/A         N/A         11.38    03/03/98

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS C SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -14.47%     -18.03%     N/A        -26.52%   05/01/95
AIM Real Estate Fund                     4.12       11.32      N/A         95.04    05/01/95

         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for the Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception is less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003 *
                                                        ------------------
                                                                         SINCE     INCEPTION
         CLASS R SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
         --------------               ------     -------    --------   ---------    ------
AIM International Core Equity Fund     -13.07%     -15.39%     N/A         -2.43%   12/31/96

* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class R shares since June 3, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.

** The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.

         The cumulative total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003 *
                                                        ------------------
                                                                         SINCE     INCEPTION
       INVESTOR CLASS SHARES:         1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
--------------------------------------------------------------------------------------------
AIM Real Estate Fund                     5.80%      15.32%       N/A       36.81%   12/31/96

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS A SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -17.82%      -5.09%     N/A         -2.00%   12/31/96
AIM Real Estate Fund                    -0.39        0.21      N/A          2.59    12/31/96

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS B SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -17.92%     N/A         N/A         -6.35%   03/03/98
AIM Real Estate Fund                    -0.78      N/A         N/A          0.77    03/03/98

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS C SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------   ---------
AIM International Core Equity Fund     -14.47%      -4.64%     N/A          2.49%   05/01/95
AIM Real Estate Fund                     3.15        0.77      N/A          7.45    05/01/95

         The average annual total returns (after taxes on distribution) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003*
                                                        -----------------
                                                                         SINCE     INCEPTION
      INVESTOR CLASS SHARES:          1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
      --------------------------------------------------------------------------------------
AIM Real Estate Fund                     4.57%       1.19%     N/A          3.42%   12/31/96

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS A SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund    -10.94%     -3.36%       N/A       -1.00%    12/31/96
AIM Real Estate Fund                    0.50       0.61        N/A        2.63     12/31/96

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS B SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund    -11.00%      N/A         N/A       -4.33%     03/03/98
AIM Real Estate Fund                    0.12       N/A         N/A        1.00      03/03/98

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS C SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund      -8.88%      -3.03%     N/A          2.51%   05/01/95
AIM Real Estate Fund                     2.54        0.99      N/A          6.68    05/01/95

         The average annual total returns (after taxes on distribution and redemption) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003*
                                                        -----------------
                                                                         SINCE     INCEPTION
       INVESTOR CLASS SHARES:         1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
       -------------------------------------------------------------------------------------
AIM Real Estate Fund                     3.58%       1.40%     N/A          3.31%   12/31/96

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

YIELDS

         The yield and distribution rate at offering price of the named Fund are as follows:

                                                    PERIODS ENDED
                                                    -------------
                                                  January 31, 2003
                                                  ----------------
                                      CLASS A     CLASS B     CLASS C    INVESTOR CLASS
                                      -------     -------     -------    --------------
AIM Real Estate Fund
       30-Day SEC Yield                   3.13%       2.63%       2.63%       N/A
       Distribution Rate*                 3.17        2.64        2.64        N/A

* Based on the 90-day period ended January 31, 2003.

         Yield information on Investor Class shares is not reflected in the table above since Investor Class shares have not yet commenced operations.

                              FINANCIAL STATEMENTS

         Pursuant to Rule 3-03(d) of Regulation S-X unaudited financials for the period ended January 31, 2003, for Registrant's portfolios have been included in addition to the portfolios' audited financials for the period ended July 31, 2002. Such financials reflect all adjustments which are of a normal recurring nature and which are, in the opinion of management, necessary to a fair statement of the results for the periods presented.

                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM International Core Equity Fund
And Board of Trustees of AIM Advisors Funds:

We have audited the accompanying statement of assets and liabilities of AIM International Core Equity Fund (a portfolio of AIM Advisors Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM International Core Equity Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                                              MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.11%

AUSTRALIA-1.97%

National Australia Bank Ltd.-ADR (Banks)           19,650   $ 1,781,272
=======================================================================

BRAZIL-1.67%

Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)(a)                              25,400       622,300
-----------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated
  Oil & Gas)                                       67,000       884,400
=======================================================================
                                                              1,506,700
=======================================================================

DENMARK-1.14%

Danske Bank A.S. (Banks)                           57,200     1,031,105
=======================================================================

FRANCE-8.40%

Compagnie de Saint-Gobain (Building
  Products)(a)                                     36,000     1,072,536
-----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin-Class B (Tires & Rubber)                50,500     1,996,662
-----------------------------------------------------------------------
Societe Generale-ADR (Banks)                      170,000     1,900,056
-----------------------------------------------------------------------
TotalFinaElf S.A.-ADR (Integrated Oil & Gas)       36,000     2,611,800
=======================================================================
                                                              7,581,054
=======================================================================

GERMANY-4.97%

BASF A.G.-ADR (Diversified Chemicals)              43,000     1,655,500
-----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)             29,400       740,880
-----------------------------------------------------------------------
Deutsche Bank A.G. (Banks)                         25,000     1,429,750
-----------------------------------------------------------------------
SAP A.G.-ADR (Application Software)                35,000       654,500
=======================================================================
                                                              4,480,630
=======================================================================

ITALY-4.88%

ENI S.p.A.-ADR (Integrated Oil & Gas)              29,000     2,178,770
-----------------------------------------------------------------------
Sanpaolo IMI S.p.A.-ADR (Banks)                    55,000       846,450
-----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                      17,500     1,378,650
=======================================================================
                                                              4,403,870
=======================================================================

JAPAN-20.58%

Canon Inc.-ADR (Office Electronics)                48,000     1,627,200
-----------------------------------------------------------------------
East Japan Railway Co. (Railroads)(a)                 210       981,349
-----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                        55,000     1,715,450
-----------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment &
  Instruments)                                     15,000       859,500
-----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                   52,000     1,092,000
-----------------------------------------------------------------------
Ito-Yokado Co., Ltd. (General Merchandise
  Stores)                                          25,000     1,149,497
-----------------------------------------------------------------------
Kao Corp. (Household Products)                     38,000       856,177
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
JAPAN-(CONTINUED)

Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                     17,400   $ 1,165,800
-----------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)            8,100     1,013,894
-----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)             460     1,880,920
-----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)               37,000     1,677,210
-----------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                32,000     1,329,829
-----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                  14,570       970,239
-----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                     26,000     1,171,611
-----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      45,000     1,075,854
=======================================================================
                                                             18,566,530
=======================================================================

MEXICO-1.28%

Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)          40,000     1,156,000
=======================================================================

NETHERLANDS-8.70%

ABN AMRO Holding N.V. (Banks)                     105,000     1,488,168
-----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                        81,000     1,716,390
-----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)      77,600     1,749,104
-----------------------------------------------------------------------
Royal Dutch Petroleum Co.-New York Shares
  (Integrated Oil & Gas)                           38,000     1,736,600
-----------------------------------------------------------------------
Unilever N.V.-New York Shares (Packaged Foods
  & Meats)                                         20,650     1,163,627
=======================================================================
                                                              7,853,889
=======================================================================

NORWAY-1.28%

Statoil A.S.A. (Integrated Oil & Gas)             140,000     1,154,088
=======================================================================

PORTUGAL-1.09%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)                     163,000       981,260
=======================================================================

SOUTH KOREA-2.76%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                      114,000     1,166,220
-----------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                        65,000     1,327,300
=======================================================================
                                                              2,493,520
=======================================================================

SPAIN-4.73%

Banco Popular Espanol S.A. (Banks)                 35,000     1,525,799
-----------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)             169,500     1,889,925
-----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)        70,000       856,100
=======================================================================
                                                              4,271,824
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

SWITZERLAND-9.15%

Nestle S.A.-ADR (Packaged Foods & Meats)           48,200   $ 2,589,902
-----------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)                57,500     2,364,975
-----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)               19,200     1,363,765
-----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                       23,000     1,170,673
-----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                        7,000       763,482
=======================================================================
                                                              8,252,797
=======================================================================

UNITED KINGDOM-23.51%

Abbey National PLC (Banks)                        123,300     1,502,185
-----------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                     236,200     1,835,943
-----------------------------------------------------------------------
British Aerospace PLC (Aerospace & Defense)       357,400     1,665,688
-----------------------------------------------------------------------
BT Group PLC-ADR (Integrated
  Telecommunication Services)                      38,000     1,201,940
-----------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                          329,700     2,286,838
-----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                159,000     1,929,664
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          55,030     2,173,685
-----------------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks)                      42,000     2,428,440
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Kingfisher PLC (Home Improvement Retail)          350,000   $ 1,059,185
-----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)     170,000       903,963
-----------------------------------------------------------------------
Rolls-Royce PLC (Aerospace & Defense)             425,000       972,093
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           49,000     1,287,444
-----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)           359,200     1,966,198
=======================================================================
                                                             21,213,266
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $89,520,699)                           86,727,805
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-3.57%

Federal Home Loan Mortgage Corp., Unsec.
  Disc. Notes, 1.72%, 08/01/02 (Cost
  $3,219,000)(b)                               $3,219,000     3,219,000
=======================================================================
TOTAL INVESTMENTS-99.68% (Cost $92,739,699)                  89,946,805
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.32%                             289,079
=======================================================================
NET ASSETS-100.00%                                          $90,235,884
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $92,739,699)                                  $89,946,805
-----------------------------------------------------------
Receivables for:
  Investments sold                                  488,022
-----------------------------------------------------------
  Fund shares sold                                  945,144
-----------------------------------------------------------
  Dividends                                         263,887
-----------------------------------------------------------
Investment for deferred compensation plan            26,878
-----------------------------------------------------------
Other assets                                         40,554
===========================================================
    Total assets                                 91,711,290
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,077,730
-----------------------------------------------------------
  Fund shares reacquired                            170,361
-----------------------------------------------------------
  Deferred compensation plan                         26,878
-----------------------------------------------------------
Accrued distribution fees                           138,938
-----------------------------------------------------------
Accrued trustees' fees                                  915
-----------------------------------------------------------
Accrued transfer agent fees                          25,982
-----------------------------------------------------------
Accrued operating expenses                           34,602
===========================================================
    Total liabilities                             1,475,406
===========================================================
Net assets applicable to shares outstanding     $90,235,884
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $34,142,557
___________________________________________________________
===========================================================
Class B                                         $13,470,583
___________________________________________________________
===========================================================
Class C                                         $42,610,185
___________________________________________________________
===========================================================
Class R                                         $    12,559
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           2,834,533
___________________________________________________________
===========================================================
Class B                                           1,149,229
___________________________________________________________
===========================================================
Class C                                           3,639,104
___________________________________________________________
===========================================================
Class R                                               1,043
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     12.05
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.05 divided by
      94.50%)                                   $     12.75
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.72
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.71
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     12.04
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $298,931)                                    $  2,325,228
-----------------------------------------------------------
Interest                                             61,074
===========================================================
    Total investment income                       2,386,302
===========================================================

EXPENSES:

Advisory fees                                       947,030
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       54,865
-----------------------------------------------------------
Distribution fees -- Class A                        112,486
-----------------------------------------------------------
Distribution fees -- Class B                        108,029
-----------------------------------------------------------
Distribution fees -- Class C                        517,597
-----------------------------------------------------------
Distribution fees -- Class R                              7
-----------------------------------------------------------
Transfer agent fees                                 213,971
-----------------------------------------------------------
Trustees' fees                                        9,008
-----------------------------------------------------------
Other                                               123,464
===========================================================
    Total expenses                                2,136,457
===========================================================
Less: Expenses paid indirectly                       (1,110)
===========================================================
    Net expenses                                  2,135,347
===========================================================
Net investment income                               250,955
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (5,297,878)
-----------------------------------------------------------
  Foreign currencies                               (139,696)
===========================================================
                                                 (5,437,574)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (8,152,841)
-----------------------------------------------------------
  Foreign currencies                                 15,695
===========================================================
                                                 (8,137,146)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                        (13,574,720)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(13,323,765)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    250,955    $    (99,255)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,437,574)      2,812,833
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (8,137,146)    (21,198,473)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (13,323,765)    (18,484,895)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (326,844)     (3,675,406)
------------------------------------------------------------------------------------------
  Class B                                                         (112,822)       (716,096)
------------------------------------------------------------------------------------------
  Class C                                                         (586,319)    (10,259,617)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       10,710,635       6,225,433
------------------------------------------------------------------------------------------
  Class B                                                        6,669,654       4,552,726
------------------------------------------------------------------------------------------
  Class C                                                      (12,052,459)     (3,518,037)
------------------------------------------------------------------------------------------
  Class R                                                           13,905              --
==========================================================================================
    Net increase (decrease) in net assets                       (9,008,015)    (25,875,892)
==========================================================================================

NET ASSETS:

  Beginning of year                                             99,243,899     125,119,791
==========================================================================================
  End of year                                                 $ 90,235,884    $ 99,243,899
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 98,629,510    $ 92,831,000
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (316,660)       (458,107)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (5,299,025)      1,511,801
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (2,777,941)      5,359,205
==========================================================================================
                                                              $ 90,235,884    $ 99,243,899
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund"), formerly AIM International Value Fund, is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       On July 31, 2002, shares of beneficial interest was increased by $456,775, undistributed net investment income (loss) was decreased by $109,508 and undistributed net realized gains decreased by $347,267 as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $2,448,915 as of July 31, 2002 which may be carried forward to offset future taxable gains, if any, which expire, if not previously utilized, in the year 2010. As of July 31, 2002, the Fund has a post-October capital loss deferral of $2,837,513 and post-October currency loss deferral of $108,366, which will be recognized in the following tax year.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $95,005 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $112,486, $108,029, $517,597 and $7, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $15,658 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $7, $0, $4,030 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $3,478 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,110 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,110.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                       2002          2001
                                    ----------    -----------
Distributions paid from:
  Ordinary income                   $       --    $ 4,965,689
-------------------------------------------------------------
  Long-term capital gain             1,025,985      9,685,430
=============================================================
                                    $1,025,985    $14,651,119
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                       $(2,448,915)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (5,944,711)
===========================================================
                                                $(8,393,626)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses and currency losses incurred after October 31, the differing treatment of passive foreign investment companies, and timing differences.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $24,647,564 and $21,390,942, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 12,588,650
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (15,572,788)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $ (2,984,138)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $92,930,943.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      3,602,188    $ 47,084,959     4,820,707    $ 76,472,942
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        784,310      10,006,307       381,219       5,709,213
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        871,261      11,192,071     1,114,774      16,413,689
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         1,043          13,905            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         23,834         301,266       229,494       3,508,962
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          8,627         106,544        44,591         671,547
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         42,024         518,574       594,141       8,935,880
======================================================================================================================
Reacquired:
  Class A                                                     (2,788,316)    (36,675,590)   (4,659,020)    (73,756,471)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (270,555)     (3,443,197)     (115,405)     (1,828,034)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,870,536)    (23,763,104)   (1,907,736)    (28,867,606)
======================================================================================================================
                                                                 403,880    $  5,341,735       502,765    $  7,260,122
______________________________________________________________________________________________________________________
======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                         -----------------------------------------------------------------------
                                                               YEAR ENDED           SEVEN MONTHS
                                                                JULY 31,              ENDED           YEAR ENDED DECEMBER 31,
                                                         -----------------------    JULY 31,        ----------------------------
                                                          2002            2001        2000           1999       1998       1997
                                                         -------         -------    ------------    -------    -------    ------
Net asset value, beginning of period                     $ 13.96         $ 18.78      $ 19.92       $ 16.57    $ 14.99    $13.42(a)
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.09(b)         0.08(b)      0.08(b)       0.13       0.09      0.17(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (1.86)          (2.64)       (1.22)         3.57       1.59      1.69
================================================================================================================================
    Total from investment operations                       (1.77)          (2.56)       (1.14)         3.70       1.68      1.86
================================================================================================================================
Less distributions:
  Dividends from net investment income                        --              --           --         (0.28)     (0.10)    (0.07)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (0.14)          (2.26)          --         (0.07)        --     (0.22)
================================================================================================================================
    Total distributions                                    (0.14)          (2.26)          --         (0.35)     (0.10)    (0.29)
================================================================================================================================
Net asset value, end of period                           $ 12.05         $ 13.96      $ 18.78       $ 19.92    $ 16.57    $14.99
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                           (12.71)%        (14.66)%      (5.72)%       22.54%     11.20%    13.84%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $34,143         $27,870      $30,153       $31,412    $28,281    $8,444
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.82%(d)        1.57%        1.54%(e)      1.51%      1.57%     1.71%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.82%(d)        1.67%        1.64%(e)      1.72%      1.81%     1.81%
================================================================================================================================
Ratio of net investment income to average net assets        0.70%(d)        0.49%        0.70%(e)      0.71%      0.84%     0.83%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                       23%             23%          18%           24%         9%        9%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Net assets value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $32,138,914.
(e)  Annualized.


                                                                                  CLASS B
                                                  -----------------------------------------------------------------------
                                                                                                          MARCH 3, 1998
                                                      YEAR ENDED        SEVEN MONTHS                       (DATE SALES
                                                       JULY 31,            ENDED         YEAR ENDED       COMMENCED) TO
                                                  ------------------      JULY 31,      DECEMBER 31,      DECEMBER 31,
                                                   2002       2001          2000            1999              1998
                                                  -------    -------    ------------    ------------    -----------------
Net asset value, beginning of period              $ 13.67    $ 18.59       $19.81          $ 16.48           $ 16.21
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       0.01(a)   (0.05)(a)    (0.01)(a)        (0.01)               --
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (1.82)     (2.61)       (1.21)            3.56              0.27
=========================================================================================================================
    Total from investment operations                (1.81)     (2.66)       (1.22)            3.55              0.27
=========================================================================================================================
Less distributions:
  Dividends from net investment income                 --         --           --            (0.15)               --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             (0.14)     (2.26)          --            (0.07)               --
=========================================================================================================================
    Total distributions                             (0.14)     (2.26)          --            (0.22)               --
=========================================================================================================================
Net asset value, end of period                    $ 11.72    $ 13.67       $18.59          $ 19.81            $16.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                    (13.27)%   (15.42)%      (6.16)%          21.70%             1.67%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $13,471    $ 8,572       $5,883          $ 5,642            $4,289
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.48%(c)   2.36%        2.32%(d)         2.27%             2.32%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.48%(c)   2.36%        2.32%(d)         2.38%             2.46%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         0.04%(c)  (0.30)%      (0.08)%(d)       (0.05)%            0.09%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                23%        23%          18%              24%                9%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,802,915.
(d)  Annualized.


                                                                                     CLASS C
                                                      ---------------------------------------------------------------------
                                                          YEAR ENDED        SEVEN MONTHS
                                                           JULY 31,            ENDED            YEAR ENDED DECEMBER 31,
                                                      ------------------      JULY 31,      -------------------------------
                                                       2002       2001          2000          1999        1998       1997
                                                      -------    -------    ------------    --------    --------    -------
Net asset value, beginning of period                  $ 13.66    $ 18.58      $ 19.80       $  16.48    $  14.93    $ 13.42
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.01(a)   (0.05)(a)    (0.01)(a)      (0.01)(a)      --       0.01(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (1.82)     (2.61)       (1.21)          3.55        1.55       1.73
===========================================================================================================================
    Total from investment operations                    (1.81)     (2.66)       (1.22)          3.54        1.55       1.74
===========================================================================================================================
Less distributions:
  Dividends from net investment income                     --         --           --          (0.15)         --      (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 (0.14)     (2.26)          --          (0.07)         --      (0.22)
===========================================================================================================================
    Total distributions                                 (0.14)     (2.26)          --          (0.22)         --      (0.23)
===========================================================================================================================
Net asset value, end of period                        $ 11.71    $ 13.66      $ 18.58       $  19.80    $  16.48    $ 14.93
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                        (13.29)%   (15.42)%      (6.16)%        21.64%      10.38%     12.98%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $42,610    $62,802      $89,084       $108,821    $105,083    $93,162
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                       2.48%(c)   2.36%        2.32%(d)       2.27%       2.32%      2.46%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.48%(c)   2.36%        2.32%(d)       2.38%       2.46%      2.46%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 0.04%(c)  (0.30)%      (0.08)%(d)     (0.05)%      0.09%      0.08%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                    23%        23%          18%            24%          9%         9%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $51,759,679.
(d)  Annualized.


                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                JULY 31,
                                                                  2002
                                                              -------------
Net asset value, beginning of period                             $ 13.92
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.01(a)
---------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)          (1.89)
===========================================================================
    Total from investment operations                               (1.88)
===========================================================================
Net asset value, end of period                                   $ 12.04
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (13.51)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    13
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.97%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.97%(c)
===========================================================================
Ratio of net investment income to average net assets                0.55%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               23%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,199.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Real Estate Fund
And Board of Trustees of AIM Advisor Funds:

We have audited the accompanying statement of assets and liabilities of AIM Real Estate Fund (a portfolio of AIM Advisor Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Real Estate Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                                                 MARKET
                                                   SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS, STOCKS & OTHER
  EQUITY INTERESTS-95.81%

APARTMENTS-11.67%

Apartment Investment & Management Co.- Class A       93,400   $  4,199,264
--------------------------------------------------------------------------
Archstone-Smith Trust                                31,617        803,072
--------------------------------------------------------------------------
Avalonbay Communities, Inc.                          33,200      1,492,340
--------------------------------------------------------------------------
Camden Property Trust                               110,800      4,099,600
--------------------------------------------------------------------------
Equity Residential                                   74,300      1,987,525
--------------------------------------------------------------------------
Gables Residential Trust                             42,800      1,245,908
--------------------------------------------------------------------------
Post Properties, Inc.                                60,000      1,767,600
--------------------------------------------------------------------------
Summit Properties Inc.                               14,100        302,445
--------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                  414,000      6,706,800
==========================================================================
                                                                22,604,554
==========================================================================

DIVERSIFIED-5.10%

Cominar Real Estate Investment Trust (Canada)        19,300        150,815
--------------------------------------------------------------------------
H&R Real Estate Investment Trust (Canada)            30,500        263,575
--------------------------------------------------------------------------
Lexington Corporate Properties Trust                 42,800        688,224
--------------------------------------------------------------------------
Nuveen Real Estate Income Fund                       20,900        319,979
--------------------------------------------------------------------------
Vornado Realty Trust                                194,400      8,466,120
==========================================================================
                                                                 9,888,713
==========================================================================

FREESTANDING-1.58%

Commercial Net Lease Realty                          59,800        968,162
--------------------------------------------------------------------------
Getty Realty Corp.                                   49,200        939,720
--------------------------------------------------------------------------
Realty Income Corp.                                  33,900      1,145,820
==========================================================================
                                                                 3,053,702
==========================================================================

HEALTHCARE-7.59%

Health Care Property Investors, Inc.                 81,800      3,583,658
--------------------------------------------------------------------------
Health Care REIT, Inc.                              160,500      4,734,750
--------------------------------------------------------------------------
Retirement Residences Real Estate Investment
  Trust (Canada)                                     52,900        431,087
--------------------------------------------------------------------------
Senior Housing Properties Trust                     424,300      5,299,507
--------------------------------------------------------------------------
Ventas, Inc.                                         50,100        651,300
==========================================================================
                                                                14,700,302
==========================================================================

INDUSTRIAL PROPERTIES-8.49%

CenterPoint Properties Corp.                         88,100      5,146,802
--------------------------------------------------------------------------
First Industrial Realty Trust, Inc.                  47,700      1,543,095
--------------------------------------------------------------------------
Keystone Property Trust                              30,300        469,650
--------------------------------------------------------------------------

                                                                 MARKET
                                                   SHARES        VALUE
INDUSTRIAL PROPERTIES-(CONTINUED)

ProLogis                                            364,100   $  9,284,550
==========================================================================
                                                                16,444,097
==========================================================================

INDUSTRIAL/OFFICE PROPERTIES-5.59%

Liberty Property Trust                              166,250      5,344,937
--------------------------------------------------------------------------
PS Business Parks, Inc.                             155,800      5,484,160
==========================================================================
                                                                10,829,097
==========================================================================

LODGING-RESORTS-2.95%

Hospitality Properties Trust                        142,900      4,804,298
--------------------------------------------------------------------------
LaSalle Hotel Properties-Pfd., Series A, 10.25%      10,900        286,125
--------------------------------------------------------------------------
RFS Hotel Investors, Inc.                            51,100        629,552
==========================================================================
                                                                 5,719,975
==========================================================================

MANUFACTURED HOMES-2.12%

Chateau Communities, Inc.                           144,900      4,107,915
==========================================================================

OFFICE PROPERTIES-12.72%

Alexandria Real Estate Equities, Inc.                13,600        586,840
--------------------------------------------------------------------------
Boston Properties, Inc.                              86,400      3,222,720
--------------------------------------------------------------------------
Brandywine Realty Trust                              63,400      1,458,200
--------------------------------------------------------------------------
Equity Office Properties Trust                      172,407      4,548,097
--------------------------------------------------------------------------
Highwoods Properties, Inc.                           60,900      1,622,985
--------------------------------------------------------------------------
Mack-Cali Realty Corp.                              127,400      3,986,346
--------------------------------------------------------------------------
Prentiss Properties Trust                            81,100      2,301,618
--------------------------------------------------------------------------
SL Green Realty Corp.                               214,100      6,904,725
==========================================================================
                                                                24,631,531
==========================================================================

REGIONAL MALLS-16.54%

CBL & Associates Properties, Inc.                   122,300      4,489,633
--------------------------------------------------------------------------
Crown American Realty Trust                         139,900      1,287,080
--------------------------------------------------------------------------
General Growth Properties, Inc.                     171,000      8,290,080
--------------------------------------------------------------------------
Glimcher Realty Trust                                63,400      1,203,332
--------------------------------------------------------------------------
Macerich Co. (The)                                  159,600      4,772,040
--------------------------------------------------------------------------
Rouse Co. (The)                                     104,700      3,298,050
--------------------------------------------------------------------------
Simon Property Group, Inc.                          241,700      8,698,783
==========================================================================
                                                                32,038,998
==========================================================================

SELF STORAGE FACILITIES-5.51%

Public Storage, Inc.                                176,800      6,674,200
--------------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A               74,200      2,597,000
--------------------------------------------------------------------------
Sovran Self Storage, Inc.                            42,400      1,392,840
==========================================================================
                                                                10,664,040
==========================================================================

                                                                 MARKET
                                                   SHARES        VALUE

SHOPPING CENTERS-12.69%

Chelsea Property Group, Inc.                        149,200   $  5,045,944
--------------------------------------------------------------------------
Developers Diversified Realty Corp.                 210,500      4,841,500
--------------------------------------------------------------------------
Federal Realty Investment Trust                      76,800      2,096,640
--------------------------------------------------------------------------
Heritage Property Investment Trust                  182,900      4,448,128
--------------------------------------------------------------------------
New Plan Excel Realty Trust                          73,000      1,428,610
--------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                 138,300      4,778,265
--------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                    53,000      1,081,200
--------------------------------------------------------------------------
RioCan Real Estate Investment Trust (Canada)        110,300        868,186
==========================================================================
                                                                24,588,473
==========================================================================

SPECIALTY PROPERTIES-3.26%

Entertainment Properties Trust                       38,000        877,800
--------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                         190,500      5,429,250
==========================================================================
                                                                 6,307,050
==========================================================================
    Total Real Estate Investment Trusts, Stocks
      & Other Equity Interests (Cost
      $170,380,313)                                            185,578,447
==========================================================================

                                                 PRINCIPAL       MARKET
                                                   AMOUNT        VALUE
U.S. GOVERNMENT AGENCY SECURITIES-2.69%

FEDERAL HOME LOAN BANK-2.69%

Unsec. Disc. Notes, 1.72%, 08/01/02 (Cost
  $5,214,000)(a)                                 $5,214,000   $  5,214,000
==========================================================================
TOTAL INVESTMENTS-98.50% (Cost $175,594,313)                   190,792,447
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.50%                              2,908,359
==========================================================================
NET ASSETS-100.00%                                            $193,700,806
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Disc.   - Discounted
Pfd.    - Preferred
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $175,594,313)                                $190,792,447
-----------------------------------------------------------
Foreign currencies, at value (cost
  $345,476)                                         342,741
-----------------------------------------------------------
Cash                                                    400
-----------------------------------------------------------
Receivables for:
  Investments sold                                  427,039
-----------------------------------------------------------
  Fund shares sold                                3,258,816
-----------------------------------------------------------
  Dividends                                         375,592
-----------------------------------------------------------
Investment for deferred compensation plan            26,156
-----------------------------------------------------------
Other assets                                         37,585
===========================================================
    Total assets                                195,260,776
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             926,279
-----------------------------------------------------------
  Fund shares reacquired                            381,269
-----------------------------------------------------------
  Deferred compensation plan                         26,156
-----------------------------------------------------------
Accrued distribution fees                           142,269
-----------------------------------------------------------
Accrued trustees' fees                                  822
-----------------------------------------------------------
Accrued transfer agent fees                          46,557
-----------------------------------------------------------
Accrued operating expenses                           36,618
===========================================================
    Total liabilities                             1,559,970
===========================================================
Net assets applicable to shares outstanding    $193,700,806
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 86,410,742
___________________________________________________________
===========================================================
Class B                                        $ 69,557,006
___________________________________________________________
===========================================================
Class C                                        $ 37,733,058
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           5,665,287
___________________________________________________________
===========================================================
Class B                                           4,548,473
___________________________________________________________
===========================================================
Class C                                           2,471,870
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      15.25
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.25 divided
      by 95.25%)                               $      16.01
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.29
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.26
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,056)                                       $ 4,925,899
-----------------------------------------------------------
Interest                                            116,082
===========================================================
    Total investment income                       5,041,981
===========================================================

EXPENSES:

Advisory fees                                       903,720
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       37,632
-----------------------------------------------------------
Distribution fees -- Class A                        153,147
-----------------------------------------------------------
Distribution fees -- Class B                        300,302
-----------------------------------------------------------
Distribution fees -- Class C                        266,268
-----------------------------------------------------------
Transfer agent fees                                 298,430
-----------------------------------------------------------
Trustees' fees                                        8,662
-----------------------------------------------------------
Other                                               122,208
===========================================================
    Total expenses                                2,140,369
===========================================================
Less: Expenses paid indirectly                       (1,186)
===========================================================
    Net expenses                                  2,139,183
===========================================================
Net investment income                             2,902,798
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           2,342,208
-----------------------------------------------------------
  Foreign currencies                                  2,688
===========================================================
                                                  2,344,896
===========================================================
Change in net unrealized appreciation of:
  Investment securities                           7,439,634
-----------------------------------------------------------
  Foreign currencies                                  1,440
===========================================================
                                                  7,441,074
===========================================================
Net gain from investment securities and
  foreign currencies                              9,785,970
===========================================================
Net increase in net assets resulting from
  operations                                    $12,688,768
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002           2001
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $  2,902,798   $  2,067,632
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   2,344,896      2,443,459
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            7,441,074        269,711
=========================================================================================
    Net increase in net assets resulting from operations        12,688,768      4,780,802
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,366,733)      (990,088)
-----------------------------------------------------------------------------------------
  Class B                                                         (741,067)      (457,442)
-----------------------------------------------------------------------------------------
  Class C                                                         (669,922)      (675,541)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       53,809,611      4,106,152
-----------------------------------------------------------------------------------------
  Class B                                                       49,731,417      3,507,802
-----------------------------------------------------------------------------------------
  Class C                                                       12,210,117      1,552,030
=========================================================================================
    Net increase in net assets                                 125,662,191     11,823,715
=========================================================================================

NET ASSETS:

  Beginning of year                                             68,038,615     56,214,900
=========================================================================================
  End of year                                                 $193,700,806   $ 68,038,615
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $189,810,078   $ 74,058,968
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              241,147        113,383
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (11,549,994)   (13,892,237)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          15,199,575      7,758,501
=========================================================================================
                                                              $193,700,806   $ 68,038,615
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       On July 31, 2002, shares of beneficial interest was decreased by $35, undistributed net investment income was increased by $2,688 and undistributed net realized gains decreased by $2,653 as a result of book/tax differences due to foreign currency transactions. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $10,883,853 as of July 31, 2002 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD   EXPIRATION
   ------------   ----------
   $ 9,608,109   July 31, 2007
   ---------------------------
     1,275,744   July 31, 2008
   ===========================
   $10,883,853
   ___________________________
   ===========================

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

       Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays Invesco 40% of the fee paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $149,896 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $153,147, $300,302 and $266,268, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $94,833 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $123, $0 and $4,195 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member is counsel to the Board of Trustees. During the year ended July 31, 2002, the Fund paid legal fees of $2,601.

NOTE 3--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,139 and reductions in custodian fees of $47 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,186.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002            2001
                                      ----         ----------
Distributions paid from
  ordinary income                  $2,777,722      $2,123,071
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                  $    271,691
-----------------------------------------------------------
Capital loss carryforward                       (10,883,853)
-----------------------------------------------------------
Unrealized appreciation                          14,502,890
===========================================================
                                               $  3,890,728
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, capital loss carryforward and timing differences.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $188,341,962 and $74,825,023, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $16,054,705
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,525,791)
===========================================================
Net unrealized appreciation of investment
  securities                                    $14,528,914
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $176,263,533.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    ---------    -----------
Sold:
  Class A                                                      5,154,009    $ 76,791,735    1,024,020    $13,196,877
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,236,687      63,066,596      764,984      9,831,883
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,526,796      22,598,155      432,910      5,577,023
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         86,632       1,253,375       70,224        904,991
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         45,952         669,735       31,575        408,247
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         40,989         588,258       45,459        586,238
====================================================================================================================
Reacquired:
  Class A                                                     (1,670,317)    (24,235,499)    (777,728)    (9,995,716)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (979,116)    (14,004,914)    (525,346)    (6,732,328)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (770,478)    (10,976,296)    (360,238)    (4,611,231)
====================================================================================================================
                                                               7,671,154    $115,751,145      705,860    $ 9,165,984
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                    -----------------------------------------------------------------------
                                                                            SEVEN MONTHS
                                                    YEAR ENDED JULY 31,        ENDED            YEAR ENDED DECEMBER 31,
                                                    --------------------      JULY 31,      -------------------------------
                                                     2002         2001          2000         1999         1998       1997
                                                    -------      -------    ------------    -------      -------    -------
Net asset value, beginning of period                $ 13.56      $ 13.04      $ 10.61       $ 11.46      $ 15.74    $ 14.19(a)
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.47(b)      0.50         0.30(b)       0.42         0.58(b)    0.34
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           1.68         0.54         2.38         (0.75)       (4.11)      2.39
===========================================================================================================================
    Total from investment operations                   2.15         1.04         2.68         (0.33)       (3.53)      2.73
===========================================================================================================================
Less distributions:
  Dividends from net investment income                (0.46)       (0.52)       (0.25)        (0.52)       (0.50)     (0.44)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --           --           --            --        (0.25)     (0.74)
===========================================================================================================================
    Total distributions                               (0.46)       (0.52)       (0.25)        (0.52)       (0.75)     (1.18)
===========================================================================================================================
Net asset value, end of period                      $ 15.25      $ 13.56      $ 13.04       $ 10.61      $ 11.46    $ 15.74
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                       16.10%        8.23%       25.61%        (2.88)%     (22.54)%    19.78%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $86,411      $28,400      $23,187       $16,279      $20,087    $16,507
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     1.77%(d)     1.63%        1.62%(e)      1.61%        1.55%      1.60%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  1.77%(d)     1.79%        2.05%(e)      1.73%        1.71%      1.70%
===========================================================================================================================
Ratio of net investment income to average net
  assets                                               3.25%(d)     3.88%        4.49%(e)      3.70%        4.37%      3.26%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                  77%          85%          39%           52%          69%        57%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $43,756,422.
(e)  Annualized.

                                                                                   CLASS B
                                                    ---------------------------------------------------------------------
                                                                                                            MARCH 3, 1998
                                                                            SEVEN MONTHS                     (DATE SALES
                                                    YEAR ENDED JULY 31,        ENDED         YEAR ENDED     COMMENCED) TO
                                                    --------------------      JULY 31,      DECEMBER 31,    DECEMBER 31,
                                                     2002         2001          2000            1999            1998
                                                    -------      -------    ------------    ------------    -------------
Net asset value, beginning of period                $ 13.59      $ 13.07      $ 10.64          $11.48         $ 15.34
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.38(a)      0.41         0.25(a)         0.32            0.37(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           1.68         0.53         2.39           (0.72)          (3.58)
=========================================================================================================================
    Total from investment operations                   2.06         0.94         2.64           (0.40)          (3.21)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                (0.36)       (0.42)       (0.21)          (0.44)          (0.40)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --           --           --              --           (0.25)
=========================================================================================================================
    Total distributions                               (0.36)       (0.42)       (0.21)          (0.44)          (0.65)
=========================================================================================================================
Net asset value, end of period                      $ 15.29      $ 13.59      $ 13.07          $10.64         $ 11.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                       15.40%        7.42%       25.08%          (3.53)%        (21.02)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $69,557      $16,917      $12,722          $9,839         $ 6,901
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.41%(c)     2.36%        2.37%(d)        2.35%           2.31%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  2.41%(c)     2.43%        2.70%(d)        2.37%           2.35%(d)
=========================================================================================================================
Ratio of net investment income to average net
  assets                                               2.61%(c)     3.15%        3.73%(d)        2.96%           3.62%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                  77%          85%          39%             52%             69%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $30,030,158.
(d)  Annualized.


                                                                                  CLASS C
                                                  ------------------------------------------------------------------------
                                                                          SEVEN MONTHS
                                                  YEAR ENDED JULY 31,      ENDED,              YEAR ENDED DECEMBER 31,
                                                  --------------------    JULY 31,          ------------------------------
                                                   2002         2001        2000             1999        1998      1997(a)
                                                  -------      -------    ------------      -------     -------    -------
Net asset value, beginning of period              $ 13.57      $ 13.05      $ 10.62         $ 11.46     $ 15.74    $ 14.19
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.38(b)      0.41         0.25(b)         0.33(b)     0.50(b)    0.36(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         1.67         0.53         2.39           (0.73)      (4.13)      2.26
==========================================================================================================================
    Total from investment operations                 2.05         0.94         2.64           (0.40)      (3.63)      2.62
==========================================================================================================================
Less distributions:
  Dividends from net investment income              (0.36)       (0.42)       (0.21)          (0.44)      (0.40)     (0.33)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --           --           --              --       (0.25)     (0.74)
==========================================================================================================================
    Total distributions                             (0.36)       (0.42)       (0.21)          (0.44)      (0.65)     (1.07)
==========================================================================================================================
Net asset value, end of period                    $ 15.26      $ 13.57      $ 13.05         $ 10.62     $ 11.46    $ 15.74
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                     15.35%        7.43%       25.13%          (3.54)%    (23.16)%    18.88%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $37,733      $22,722      $20,306         $19,992     $32,921    $43,934
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.41%(d)     2.36%        2.37%(e)        2.35%       2.31%      2.35%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.41%(d)     2.43%        2.70%(e)        2.37%       2.37%      2.35%
==========================================================================================================================
Ratio of net investment income to average net
  assets                                             2.61%(d)     3.15%        3.73%(e)        2.96%       3.62%      2.54%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                77%          85%          39%             52%         69%        57%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,626,802.
(e)  Annualized.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.31%

AUSTRALIA-1.52%

National Australia Bank Ltd.-ADR (Banks)          13,500   $ 1,266,300
======================================================================

BRAZIL-0.98%

Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)                                 4,100       113,365
----------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                          47,399       702,927
======================================================================
                                                               816,292
======================================================================

DENMARK-1.62%

Danske Bank A.S. (Banks)                          82,700     1,347,666
======================================================================

FINLAND-0.93%

Stora Enso Oyj-Class R (Paper Products)           82,100       776,270
======================================================================

FRANCE-8.31%

Compagnie de Saint-Gobain (Building
  Products)(a)                                    36,000     1,052,950
----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin- Class B (Tires & Rubber)              55,500     1,775,108
----------------------------------------------------------------------
Societe Generale-ADR (Banks)                     170,000     1,985,481
----------------------------------------------------------------------
Total Fina Elf S.A.-ADR (Integrated Oil &
  Gas)                                            31,000     2,105,210
======================================================================
                                                             6,918,749
======================================================================

GERMANY-3.84%

BASF A.G.-ADR (Diversified Chemicals)             43,000     1,600,030
----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)            29,400       522,144
----------------------------------------------------------------------
Deutsche Bank A.G. (Banks)                        25,000     1,071,750
======================================================================
                                                             3,193,924
======================================================================

ITALY-4.25%

Eni S.p.A-ADR (Integrated Oil & Gas)              25,100     1,906,345
----------------------------------------------------------------------
Sanpaolo IMI S.p.A-ADR (Banks)                    55,000       752,950
----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                     11,600       881,600
======================================================================
                                                             3,540,895
======================================================================

JAPAN-21.97%

Canon Inc.-ADR (Office Electronics)               53,400     1,890,360
----------------------------------------------------------------------
East Japan Railway Co. (Railroads)(a)                210       965,175
----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                       67,000     2,009,263
----------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment &
  Instruments)                                    27,400     1,148,060
----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                  52,000       868,400
----------------------------------------------------------------------
Ito-Yokado Co., Ltd. (General Merchandise
  Stores)                                         33,000       883,597
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

JAPAN-(CONTINUED)

Kao Corp. (Household Products)                    51,000   $ 1,040,122
----------------------------------------------------------------------
Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                    13,900       769,365
----------------------------------------------------------------------
Nintendo Co., Ltd. (Consumer Electronics)         15,500     1,220,503
----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)            460     1,542,478
----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)              37,000     1,478,150
----------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               42,000     1,597,531
----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                 14,570       743,783
----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                    26,000     1,069,191
----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     45,000     1,071,652
======================================================================
                                                            18,297,630
======================================================================

MEXICO-1.44%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)         40,000     1,197,600
======================================================================

NETHERLANDS-8.36%

ABN AMRO Holding N.V. (Banks)                     60,500       944,711
----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                       87,000     1,335,450
----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)     77,600     1,333,944
----------------------------------------------------------------------
Royal Dutch Petroleum Co.-New York Shares
  (Integrated Oil & Gas)                          51,998     2,178,196
----------------------------------------------------------------------
Unilever N.V.-New York Shares (Packaged Foods
  & Meats)                                        20,650     1,171,062
======================================================================
                                                             6,963,363
======================================================================

NORWAY-1.30%

Statoil A.S.A. (Integrated Oil & Gas)            140,000     1,082,198
======================================================================

PORTUGAL-1.41%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)                    163,000     1,173,600
======================================================================

SOUTH KOREA-2.84%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                     114,000       947,340
----------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                       68,600     1,417,962
======================================================================
                                                             2,365,302
======================================================================

SPAIN-4.64%

Banco Popular Espanol S.A. (Banks)                19,500       797,983
----------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)            169,500     2,050,950
----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)       70,000     1,013,600
======================================================================
                                                             3,862,533
======================================================================


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

SWEDEN-1.14%

Volvo A.B.-Class B (Construction, Farm
  Machinery & Heavy Trucks)                       56,800   $   948,727
======================================================================

SWITZERLAND-10.80%

Nestle S.A.-ADR (Packaged Foods & Meats)          48,200     2,502,356
----------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)               71,100     2,636,388
----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              19,200     1,321,831
----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                      23,000     1,391,945
----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                      11,666     1,136,049
======================================================================
                                                             8,988,569
======================================================================

UNITED KINGDOM-21.96%

Abbey National PLC (Banks)                       174,000     1,152,148
----------------------------------------------------------------------
BAE SYSTEMS PLC (Aerospace & Defense)            535,000     1,002,394
----------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                    311,800     1,961,881
----------------------------------------------------------------------
BT Group PLC-ADR (Integrated
  Telecommunication Services)                     26,600       777,784
----------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                         329,700     1,797,546
----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)               159,000     1,626,379
----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)         55,030     2,132,963
----------------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks)                     39,900     2,142,630
----------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)         350,000     1,109,767
----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)    170,000       833,046
----------------------------------------------------------------------
Rolls-Royce PLC (Aerospace & Defense)            425,000       684,288
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

Royal Bank of Scotland Group PLC (Banks)          49,000   $ 1,080,712
----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)          359,200     1,986,486
======================================================================
                                                            18,288,024
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $92,018,000)                          81,027,642
======================================================================

MONEY MARKET FUNDS-4.71%

STIC Liquid Assets Portfolio(b)                1,961,662     1,961,662
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,961,662     1,961,662
======================================================================
    Total Money Market Funds (Cost
      $3,923,324)                                            3,923,324
======================================================================
TOTAL INVESTMENTS-102.02% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $95,941,324)                84,950,966
======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-2.11%

STIC Liquid Assets Portfolio(b)(c)               880,811       880,811
----------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                       880,810       880,810
======================================================================
Total Money Market Funds (purchased with cash
  collateral from securities loaned) (Cost
  $1,761,621)                                                1,761,621
======================================================================
TOTAL INVESTMENTS-104.13% (Cost $97,702,945)                86,712,587
======================================================================
OTHER ASSETS LESS LIABILITIES-(4.13%)                       (3,442,513)
======================================================================
NET ASSETS-100.00%                                         $83,270,074
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $97,702,945)*                                 $86,712,587
-----------------------------------------------------------
Receivables for:
  Investments sold                                  692,274
-----------------------------------------------------------
  Fund shares sold                                  427,768
-----------------------------------------------------------
  Dividends                                         184,499
-----------------------------------------------------------
Investment for deferred compensation plan            21,976
-----------------------------------------------------------
Other assets                                         27,638
===========================================================
    Total assets                                 88,066,742
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             623,430
-----------------------------------------------------------
  Fund shares reacquired                          2,262,849
-----------------------------------------------------------
  Deferred compensation plan                         21,976
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                        1,761,621
-----------------------------------------------------------
Accrued distribution fees                            70,575
-----------------------------------------------------------
Accrued trustees' fees                                  766
-----------------------------------------------------------
Accrued transfer agent fees                          24,992
-----------------------------------------------------------
Accrued operating expenses                           30,459
===========================================================
    Total liabilities                             4,796,668
===========================================================
Net assets applicable to shares outstanding     $83,270,074
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $31,632,615
___________________________________________________________
===========================================================
Class B                                         $15,213,472
___________________________________________________________
===========================================================
Class C                                         $36,321,323
___________________________________________________________
===========================================================
Class R                                         $   102,664
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           2,906,683
___________________________________________________________
===========================================================
Class B                                           1,441,782
___________________________________________________________
===========================================================
Class C                                           3,446,057
___________________________________________________________
===========================================================
Class R                                               9,438
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.88
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.88 divided by
      94.50%)                                   $     11.51
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $     10.55
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $     10.54
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                       $     10.88
___________________________________________________________
===========================================================

* At January 31, 2003, securities with an aggregate market value of $1,767,420 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $93,330)                                      $   711,404
-----------------------------------------------------------
Dividends from affiliated money market funds         14,904
-----------------------------------------------------------
Interest                                              6,056
===========================================================
    Total investment income                         732,364
===========================================================

EXPENSES:

Advisory fees                                       438,170
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       23,515
-----------------------------------------------------------
Distribution fees -- Class A                         58,849
-----------------------------------------------------------
Distribution fees -- Class B                         72,786
-----------------------------------------------------------
Distribution fees -- Class C                        196,936
-----------------------------------------------------------
Distribution fees -- Class R                            154
-----------------------------------------------------------
Transfer agent fees                                 136,441
-----------------------------------------------------------
Trustees' fees                                        4,216
-----------------------------------------------------------
Other                                                80,163
===========================================================
    Total expenses                                1,036,436
===========================================================
Less: Fees waived                                       (74)
-----------------------------------------------------------
    Expenses paid indirectly                           (709)
===========================================================
    Net expenses                                  1,035,653
===========================================================
Net investment income (loss)                       (303,289)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (750,908)
-----------------------------------------------------------
  Foreign currencies                                (23,692)
===========================================================
                                                   (774,600)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (8,197,464)
-----------------------------------------------------------
  Foreign currencies                                 (7,012)
===========================================================
                                                 (8,204,476)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                         (8,979,076)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(9,282,365)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                               JANUARY 31,       JULY 31,
                                                                  2003             2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (303,289)    $    250,955
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (774,600)      (5,437,574)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (8,204,476)      (8,137,146)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,282,365)     (13,323,765)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --         (326,844)
-------------------------------------------------------------------------------------------
  Class B                                                               --         (112,822)
-------------------------------------------------------------------------------------------
  Class C                                                               --         (586,319)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,031,729       10,710,635
-------------------------------------------------------------------------------------------
  Class B                                                        3,257,692        6,669,654
-------------------------------------------------------------------------------------------
  Class C                                                       (2,059,908)     (12,052,459)
-------------------------------------------------------------------------------------------
  Class R                                                           87,042           13,905
===========================================================================================
    Net increase (decrease) in net assets                       (6,965,810)      (9,008,015)
===========================================================================================

NET ASSETS:

  Beginning of period                                           90,235,884       99,243,899
===========================================================================================
  End of period                                               $ 83,270,074     $ 90,235,884
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $100,946,065     $ 98,629,510
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (619,949)        (316,660)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (6,073,625)      (5,299,025)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (10,982,417)      (2,777,941)
===========================================================================================
                                                              $ 83,270,074     $ 90,235,884
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund"), formerly AIM International Value Fund, (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). For the six months ended January 31, 2003, AIM waived fees of $74.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $71,505 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B, Class C and Class R shares paid $58,849, $72,786, $196,936 and $154, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $9,408 in front-end sales commissions from the sale of Class A shares and $100, $57, $1,531 and $0 for Class A, Class B, Class C shares and Class R shares, respectively.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $1,790 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $698 and reduction in custodian fees of $11 under expense offset arrangement which resulted in a reduction of the Fund's total expenses of $709.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At January 31, 2003, securities with an aggregate value of $1,767,420 were on loan to brokers. The loans were secured by cash collateral of $1,761,621 received by the Fund and subsequently invested in affiliated money market funds.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2010                                  $2,448,915
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $9,530,281 and $6,282,072, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  9,699,695
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (20,702,649)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(11,002,954)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $97,715,541.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                   JANUARY 31, 2003               JULY 31, 2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,959,116    $ 33,468,583     3,602,188    $ 47,084,959
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        518,425       5,741,136       784,310      10,006,307
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        769,375       8,464,281       871,261      11,192,071
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         8,397          87,065         1,043          13,905
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        23,834         301,266
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         8,627         106,544
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        42,024         518,574
======================================================================================================================
Conversion of Class B to Class A shares:**
  Class A                                                         11,241         126,438            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (11,517)       (126,438)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,898,207)    (32,563,292)   (2,788,316)    (36,675,590)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (214,355)     (2,357,006)     (270,555)     (3,443,197)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (962,422)    (10,524,189)   (1,870,536)    (23,763,104)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                            (2)            (23)           --              --
======================================================================================================================
                                                                 180,051    $  2,316,555       403,880    $  5,341,735
______________________________________________________________________________________________________________________
======================================================================================================================

*  Class R shares commenced sales on June 3, 2002.
** Prior to the year ended July 31, 2002, conversion of Class B shares to Class
   A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS            YEAR ENDED        SEVEN MONTHS        YEAR ENDED
                                                         ENDED               JULY 31,            ENDED           DECEMBER 31,
                                                      JANUARY 31,       ------------------      JULY 31,      ------------------
                                                         2003            2002       2001          2000         1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.05         $ 13.96    $ 18.78      $ 19.92       $ 16.57    $ 14.99
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.02)(a)        0.09(a)    0.08(a)      0.08(a)       0.13       0.09
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (1.15)          (1.86)     (2.64)       (1.22)         3.57       1.59
================================================================================================================================
    Total from investment operations                      (1.17)          (1.77)     (2.56)       (1.14)         3.70       1.68
================================================================================================================================
Less distributions:
  Dividends from net investment income                       --              --         --           --         (0.28)     (0.10)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           (0.14)     (2.26)          --         (0.07)        --
================================================================================================================================
    Total distributions                                      --           (0.14)     (2.26)          --         (0.35)     (0.10)
================================================================================================================================
Net asset value, end of period                          $ 10.88         $ 12.05    $ 13.96      $ 18.78       $ 19.92    $ 16.57
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                           (9.71)%        (12.71)%   (14.66)%      (5.72)%       22.54%     11.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $31,633         $34,143    $27,870      $30,153       $31,412    $28,281
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.97%(c)        1.82%      1.57%        1.54%(d)      1.51%      1.57%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.97%(c)        1.82%      1.67%        1.64%(d)      1.72%      1.81%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.29)%(c)       0.70%      0.49%        0.70%(d)      0.71%      0.84%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                    7%             23%        23%          18%           24%         9%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $33,353,843.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                              --------------------------------------------------------------------------------
                                                                                                                 MARCH 3, 1998
                                              SIX MONTHS          YEAR ENDED       SEVEN MONTHS                   (DATE SALES
                                                 ENDED             JULY 31,           ENDED        YEAR ENDED    COMMENCED) TO
                                              JANUARY 31,      -----------------     JULY 31,     DECEMBER 31,   DECEMBER 31,
                                                 2003           2002      2001         2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 11.72        $ 13.67   $ 18.59     $ 19.81        $ 16.48         $ 16.21
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.05)(a)       0.01(a)   (0.05)(a)     (0.01)(a)     (0.01)         0.00
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (1.12)         (1.82)    (2.61)      (1.21)          3.56            0.27
==============================================================================================================================
    Total from investment operations              (1.17)         (1.81)    (2.66)      (1.22)          3.55            0.27
==============================================================================================================================
Less distributions:
  Dividends from net investment income               --             --        --          --          (0.15)             --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --          (0.14)    (2.26)         --          (0.07)             --
==============================================================================================================================
    Total distributions                              --          (0.14)    (2.26)         --          (0.22)             --
==============================================================================================================================
Net asset value, end of period                  $ 10.55        $ 11.72   $ 13.67     $ 18.59        $ 19.81         $ 16.48
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                   (9.98)%       (13.27)%  (15.42)%     (6.16)%        21.70%           1.67%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $15,213        $13,471   $ 8,572     $ 5,883        $ 5,642         $ 4,289
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.62%(c)       2.48%     2.36%       2.32%(d)       2.27%           2.32%(d)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.62%(c)       2.48%     2.36%       2.32%(d)       2.38%           2.46%(d)
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.94)%(c)      0.04%    (0.30)%     (0.08)%(d)     (0.05)%          0.09%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                            7%            23%       23%         18%            24%              9%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $14,438,423.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS             YEAR ENDED          SEVEN MONTHS         YEAR ENDED
                                                     ENDED                JULY 31,              ENDED            DECEMBER 31,
                                                  JANUARY 31,       ---------------------      JULY 31,      --------------------
                                                     2003            2002          2001          2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 11.71         $ 13.66       $ 18.58      $ 19.80       $  16.48    $  14.93
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.05)(a)        0.01(a)      (0.05)(a)     (0.01)(a)     (0.01)(a)    0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (1.12)          (1.82)        (2.61)       (1.21)          3.55        1.55
=================================================================================================================================
    Total from investment operations                  (1.17)          (1.81)        (2.66)       (1.22)          3.54        1.55
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   --              --            --           --          (0.15)         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --           (0.14)        (2.26)          --          (0.07)         --
=================================================================================================================================
    Total distributions                                  --           (0.14)        (2.26)          --          (0.22)         --
=================================================================================================================================
Net asset value, end of period                      $ 10.54         $ 11.71       $ 13.66      $ 18.58       $  19.80    $  16.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       (9.99)%        (13.29)%      (15.42)%      (6.16)%        21.64%      10.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $36,321         $42,610       $62,802      $89,084       $108,821    $105,083
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.62%(c)        2.48%         2.36%        2.32%(d)       2.27%       2.32%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  2.62%(c)        2.48%         2.36%        2.32%(d)       2.38%       2.46%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.94)%(c)       0.04%        (0.30)%      (0.08)%(d)     (0.05)%      0.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                7%             23%           23%          18%            24%          9%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $39,066,106.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                              CLASS R
                                                              ----------------------------------------
                                                              SIX MONTHS             JUNE 3, 2002
                                                                 ENDED          (DATE SALES COMMENCED)
                                                              JANUARY 31,            TO JULY 31,
                                                                 2003                    2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.04                 $ 13.92
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          (0.02)(a)                0.01(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.14)                  (1.89)
======================================================================================================
    Total from investment operations                             (1.16)                  (1.88)
======================================================================================================
Net asset value, end of period                                  $10.88                 $ 12.04
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  (9.64)%                (13.51)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  103                 $    13
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           2.12%(c)                1.97%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)               0.55%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                           7%                     23%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $61,143.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS & COMMON
  STOCKS-88.27%

APARTMENTS-13.32%

Apartment Investment & Management Co.-Class A     154,300   $  5,608,805
------------------------------------------------------------------------
Archstone-Smith Trust                             265,317      5,890,037
------------------------------------------------------------------------
Essex Property Trust, Inc.                        170,500      8,606,840
------------------------------------------------------------------------
Home Properties of New York, Inc.                  57,700      1,886,213
------------------------------------------------------------------------
Summit Properties Inc.                            111,400      2,010,770
------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                547,400      8,752,926
========================================================================
                                                              32,755,591
========================================================================

DIVERSIFIED-2.07%

Cominar Real Estate Investment Trust (Canada)      62,800        499,081
------------------------------------------------------------------------
H&R Real Estate Investment Trust (Canada)          38,900        354,148
------------------------------------------------------------------------
Vornado Realty Trust                              122,400      4,222,800
========================================================================
                                                               5,076,029
========================================================================

FREESTANDING-1.35%

Commercial Net Lease Realty                       222,700      3,320,457
========================================================================

HEALTHCARE-7.53%

Health Care Property Investors, Inc.               94,500      3,481,380
------------------------------------------------------------------------
Health Care REIT, Inc.                            143,200      3,694,560
------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                      41,400      1,164,582
------------------------------------------------------------------------
Retirement Residences Real Estate Investment
  Trust (Canada)                                  125,900        966,615
------------------------------------------------------------------------
Senior Housing Properties Trust                   506,900      5,672,211
------------------------------------------------------------------------
Ventas, Inc.                                      312,200      3,543,470
========================================================================
                                                              18,522,818
========================================================================

INDUSTRIAL PROPERTIES-12.76%

AMB Property Corp.                                257,600      7,122,640
------------------------------------------------------------------------
CenterPoint Properties Corp.                      145,500      8,038,875
------------------------------------------------------------------------
Keystone Property Trust                           168,400      2,753,340
------------------------------------------------------------------------
ProLogis                                          541,000     13,443,850
========================================================================
                                                              31,358,705
========================================================================

INDUSTRIAL/OFFICE PROPERTIES-1.77%

Liberty Property Trust                            145,150      4,353,049
========================================================================

LODGING-RESORTS-3.90%

Fairmont Hotels & Resorts Inc. (Canada)            76,200      1,681,734
------------------------------------------------------------------------
Hilton Hotels Corp.                               215,100      2,518,821
------------------------------------------------------------------------
Host Marriott Corp.(a)                            368,000      2,999,200
------------------------------------------------------------------------
RFS Hotel Investors, Inc.                         102,300      1,071,081
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          55,600      1,303,820
========================================================================
                                                               9,574,656
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OFFICE PROPERTIES-12.98%

Alexandria Real Estate Equities, Inc.             108,200   $  4,474,070
------------------------------------------------------------------------
Boston Properties, Inc.                           257,600      9,247,840
------------------------------------------------------------------------
Mack-Cali Realty Corp.                            197,600      5,631,600
------------------------------------------------------------------------
Prentiss Properties Trust                         143,000      3,808,090
------------------------------------------------------------------------
SL Green Realty Corp.                             289,800      8,757,756
========================================================================
                                                              31,919,356
========================================================================

REGIONAL MALLS-16.08%

CBL & Associates Properties, Inc.                 182,300      7,009,435
------------------------------------------------------------------------
General Growth Properties, Inc.                   243,300     12,043,350
------------------------------------------------------------------------
Macerich Co. (The)                                208,200      6,183,540
------------------------------------------------------------------------
Rouse Co. (The)                                    86,100      2,731,953
------------------------------------------------------------------------
Simon Property Group, Inc.                        353,900     11,572,530
========================================================================
                                                              39,540,808
========================================================================

SHOPPING CENTERS-15.36%

Chelsea Property Group, Inc.                      294,500     10,021,835
------------------------------------------------------------------------
Developers Diversified Realty Corp.               299,600      6,717,032
------------------------------------------------------------------------
Federal Realty Investment Trust                   205,400      5,759,416
------------------------------------------------------------------------
New Plan Excel Realty Trust                       241,700      4,517,373
------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               186,400      6,822,240
------------------------------------------------------------------------
RioCan Real Estate Investment Trust (Canada)      317,000      2,675,528
------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 111,800      1,246,570
========================================================================
                                                              37,759,994
========================================================================

SPECIALTY PROPERTIES-1.15%

Entertainment Properties Trust                     48,900      1,149,150
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                        77,200      1,684,504
========================================================================
                                                               2,833,654
========================================================================
    Total Real Estate Investment Trusts &
      Common Stocks (Cost $208,786,062)                      217,015,117
========================================================================

MONEY MARKET FUNDS-9.38%

STIC Liquid Assets Portfolio(b)                11,529,906     11,529,906
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        11,529,906     11,529,906
========================================================================
    Total Money Market Funds (Cost
      $23,059,812)                                            23,059,812
========================================================================
TOTAL INVESTMENTS-97.65% (Cost $231,845,874)                 240,074,929
========================================================================
OTHER ASSETS LESS LIABILITIES-2.35%                            5,768,715
========================================================================
NET ASSETS-100.00%                                          $245,843,644
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $231,845,874)                                $240,074,929
-----------------------------------------------------------
Foreign currencies, at value (cost $3,012)            3,026
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,214,652
-----------------------------------------------------------
  Fund shares sold                                8,635,102
-----------------------------------------------------------
  Dividends                                         598,718
-----------------------------------------------------------
  Investment for deferred compensation plan          21,549
-----------------------------------------------------------
Other assets                                         38,432
===========================================================
     Total assets                               250,586,408
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           3,881,940
-----------------------------------------------------------
  Fund shares reacquired                            572,613
-----------------------------------------------------------
  Deferred compensation plan                         21,549
-----------------------------------------------------------
Accrued distribution fees                           199,062
-----------------------------------------------------------
Accrued trustees' fees                                  741
-----------------------------------------------------------
Accrued transfer agent fees                          33,432
-----------------------------------------------------------
Accrued operating expenses                           33,427
===========================================================
     Total liabilities                            4,742,764
===========================================================
Net assets applicable to shares outstanding    $245,843,644
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $113,722,898
___________________________________________________________
===========================================================
Class B                                        $ 86,708,669
___________________________________________________________
===========================================================
Class C                                        $ 45,412,077
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           7,877,047
___________________________________________________________
===========================================================
Class B                                           5,989,347
___________________________________________________________
===========================================================
Class C                                           3,142,686
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      14.44
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $14.44 divided
       by 95.25%)                              $      15.16
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      14.48
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      14.45
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $25,786)                                  $  5,373,696
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                              91,225
-----------------------------------------------------------
Interest                                             11,559
===========================================================
    Total investment income                       5,476,480
===========================================================

EXPENSES:

Advisory fees                                     1,011,845
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       25,153
-----------------------------------------------------------
Distribution fees -- Class A                        177,308
-----------------------------------------------------------
Distribution fees -- Class B                        405,809
-----------------------------------------------------------
Distribution fees -- Class C                        211,869
-----------------------------------------------------------
Transfer agent fees                                 331,421
-----------------------------------------------------------
Trustees' fees                                        4,631
-----------------------------------------------------------
Other                                                85,038
===========================================================
    Total expenses                                2,278,280
===========================================================
Less: Fees waived                                      (487)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,837)
===========================================================
    Net expenses                                  2,275,956
===========================================================
Net investment income                             3,200,524
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (5,284,520)
-----------------------------------------------------------
  Foreign currencies                                (15,662)
===========================================================
                                                 (5,300,182)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (6,969,081)
-----------------------------------------------------------
  Foreign currencies                                 (1,303)
===========================================================
                                                 (6,970,384)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                        (12,270,566)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $ (9,070,042)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  3,200,524    $  2,902,798
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,300,182)      2,344,896
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (6,970,384)      7,441,074
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,070,042)     12,688,768
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,600,789)     (1,366,733)
------------------------------------------------------------------------------------------
  Class B                                                       (1,014,391)       (741,067)
------------------------------------------------------------------------------------------
  Class C                                                         (530,693)       (669,922)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       33,010,743      53,809,611
------------------------------------------------------------------------------------------
  Class B                                                       21,471,239      49,731,417
------------------------------------------------------------------------------------------
  Class C                                                        9,876,771      12,210,117
==========================================================================================
    Net increase in net assets                                  52,142,838     125,662,191
==========================================================================================

NET ASSETS:

  Beginning of period                                          193,700,806      68,038,615
==========================================================================================
  End of period                                               $245,843,644    $193,700,806
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $254,168,831    $189,810,078
------------------------------------------------------------------------------------------
  Undistributed net investment income                              295,798         241,147
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (16,850,176)    (11,549,994)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           8,229,191      15,199,575
==========================================================================================
                                                              $245,843,644    $193,700,806
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended January 31, 2003, AIM waived fees of $487.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $208,458 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B and Class C shares paid $177,308, $405,809 and $211,869, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $81,843 in front-end sales commissions from the sale of Class A shares and $9,511, $41 and $12,184 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member is counsel to the Board of Trustees. During the six months ended January 31, 2003, the Fund paid legal fees of $1,976.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,809 and reductions in custodian fees of $28 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,837.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2007                                 $ 9,608,109
----------------------------------------------------------
July 31, 2008                                   1,275,744
==========================================================
Total capital loss carryforward               $10,883,853
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $153,316,284 and $107,669,376, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $10,606,243
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,658,697)
===========================================================
Net unrealized appreciation of investment
  securities                                    $ 7,947,546
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $232,127,383.


NOTE 8--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                     JANUARY 31,                     JULY 31,
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,029,180    $ 73,432,140     5,154,009    $ 76,791,735
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,781,525      40,851,629     4,236,687      63,066,596
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,080,494      15,796,063     1,526,796      22,598,155
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         99,933       1,466,267        86,632       1,253,375
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         62,035         912,954        45,952         669,735
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         31,715         465,785        40,989         588,258
======================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         50,967         743,231            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (50,871)       (743,231)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,968,320)    (42,630,895)   (1,670,317)    (24,235,499)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,351,815)    (19,550,113)     (979,116)    (14,004,914)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (441,393)     (6,385,077)     (770,478)    (10,976,296)
======================================================================================================================
                                                               4,323,450    $ 64,358,753     7,671,154    $115,751,145
______________________________________________________________________________________________________________________
======================================================================================================================

* Prior to the six months ended January 31, 2003, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS         YEAR ENDED        SEVEN MONTHS        YEAR ENDED
                                                         ENDED            JULY 31,            ENDED           DECEMBER 31,
                                                      JANUARY 31,    ------------------      JULY 31,      ------------------
                                                         2003         2002       2001          2000         1999       1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  15.25      $ 13.56    $ 13.04      $ 10.61       $ 11.46    $ 15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.24(a)      0.47(a)    0.50         0.30(a)       0.42       0.58(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.82)        1.68       0.54         2.38         (0.75)     (4.11)
=============================================================================================================================
    Total from investment operations                      (0.58)        2.15       1.04         2.68         (0.33)     (3.53)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.23)       (0.46)     (0.52)       (0.25)        (0.52)     (0.50)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           --         --           --            --      (0.25)
=============================================================================================================================
    Total distributions                                   (0.23)       (0.46)     (0.52)       (0.25)        (0.52)     (0.75)
=============================================================================================================================
Net asset value, end of period                         $  14.44      $ 15.25    $ 13.56      $ 13.04       $ 10.61    $ 11.46
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                           (3.81)%      16.10%      8.23%       25.61%        (2.88)%   (22.54)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $113,723      $86,411    $28,400      $23,187       $16,279    $20,087
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.67%(c)     1.77%      1.63%        1.62%(d)      1.61%      1.55%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.67%(c)     1.77%      1.79%        2.05%(d)      1.73%      1.71%
=============================================================================================================================
Ratio of net investment income to average net assets       3.20%(c)     3.25%      3.88%        4.49%(d)      3.70%      4.37%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                   51%          77%        85%          39%           52%        69%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $100,492,776.
(d)  Annualized.
(e)  Not annualized for periods less than one year.



                                                                             CLASS B
                                        ----------------------------------------------------------------------------------
                                                                                                             MARCH 3, 1998
                                        SIX MONTHS      YEAR ENDED JULY    SEVEN MONTHS                       (DATE SALES
                                          ENDED               31,              ENDED         YEAR ENDED      COMMENCED) TO
                                        JANUARY 31,    ------------------    JULY 31,        DECEMBER 31,    DECEMBER 31,
                                          2003          2002       2001        2000            1999             1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 15.29      $ 13.59    $ 13.07      $ 10.64          $11.48          $ 15.34
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.19(a)      0.38(a)    0.41         0.25(a)         0.32             0.37(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (0.82)        1.68       0.53         2.39           (0.72)           (3.58)
==========================================================================================================================
    Total from investment operations        (0.63)        2.06       0.94         2.64           (0.40)           (3.21)
==========================================================================================================================
Less distributions:
  Dividends from net investment income      (0.18)       (0.36)     (0.42)       (0.21)          (0.44)           (0.40)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                      --           --         --           --              --            (0.25)
==========================================================================================================================
    Total distributions                     (0.18)       (0.36)     (0.42)       (0.21)          (0.44)           (0.65)
==========================================================================================================================
Net asset value, end of period            $ 14.48      $ 15.29    $ 13.59      $ 13.07          $10.64          $ 11.48
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                             (4.11)%      15.40%      7.42%       25.08%          (3.53)%         (21.02)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $86,709      $69,557    $16,917      $12,722          $9,839          $ 6,901
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                           2.32%(c)     2.41%      2.36%        2.37%(d)        2.35%            2.31%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        2.32%(c)     2.41%      2.43%        2.70%(d)        2.37%            2.35%(d)
==========================================================================================================================
Ratio of net investment income to
  average net assets                         2.55%(c)     2.61%      3.15%        3.73%(d)        2.96%            3.62%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                     51%          77%        85%          39%             52%              69%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,500,140.
(d)  Annualized.
(e)  Not annualized for periods less than one year.



                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS      YEAR ENDED JULY    SEVEN MONTHS          YEAR ENDED
                                                        ENDED               31,              ENDED            DECEMBER 31,
                                                      JANUARY 31,    ------------------    JULY 31,        ------------------
                                                        2003          2002       2001        2000           1999       1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 15.26      $ 13.57    $ 13.05      $ 10.62       $ 11.46    $ 15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.19(a)      0.38(a)    0.41         0.25(a)       0.33(a)    0.50(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.82)        1.67       0.53         2.39         (0.73)     (4.13)
=============================================================================================================================
    Total from investment operations                      (0.63)        2.05       0.94         2.64         (0.40)     (3.63)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.18)       (0.36)     (0.42)       (0.21)        (0.44)     (0.40)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           --         --           --            --      (0.25)
=============================================================================================================================
    Total distributions                                   (0.18)       (0.36)     (0.42)       (0.21)        (0.44)     (0.65)
=============================================================================================================================
Net asset value, end of period                          $ 14.45      $ 15.26    $ 13.57      $ 13.05       $ 10.62    $ 11.46
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                           (4.12)%      15.35%      7.43%       25.13%        (3.54)%   (23.16)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $45,412      $37,733    $22,722      $20,306       $19,992    $32,921
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.32%(c)     2.41%      2.36%        2.37%(d)      2.35%      2.31%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.32%(c)     2.41%      2.43%        2.70%(d)      2.37%      2.37%
=============================================================================================================================
Ratio of net investment income to average net assets       2.55%(c)     2.61%      3.15%        3.73%(d)      2.96%      3.62%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                   51%          77%        85%          39%           52%        69%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $42,028,440.
(d)  Annualized.
(e)  Not annualized for periods less than one year.